UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1:  Report to Shareholders.

Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

December 31, 2015

FPA Crescent Fund

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

The FPA Crescent Fund increased 2.80% in the fourth quarter but declined 2.06% in 2015, only the third year out of the last 22 in which the Fund has lost money. Global markets were down for the year. The S&P 500 was up 7.04% and 1.38% in the fourth quarter and year, respectively. However, the MSCI All Country World Index (ACWI)1 was up 5.03% in the quarter but fell 2.36% for the year.

If you look under the covers, S&P 500 performance was extremely narrow and markedly influenced by just five stocks or 1% of the companies in the S&P 500 — Amazon, Facebook, General Electric, Alphabet (Google) and Microsoft — which as a group added approximately 2.9% to the S&P's return. Excluding these names, the S&P would have declined 1.5%. Needless to say, the Fund benefited from its ownership of three of the five.

Top five contributors to 2015 S&P 500 performance

Company	2015 Total Return	S&P 500 Return Contribution	Trailing P/E
Alphabet	46.6%	0.86%	36.4
Amazon	117.8%	0.87%	979.6
Facebook	34.2%	0.38%	105.7
General Electric	27.5%	0.36%	22.7
Microsoft	22.7%	0.45%	22.1
Average	49.8%		233.3
Total		2.93%

Growth companies fared better than value. Although the Russell 3000 Index returned 0.48% in 2015, the Russell 3000 Growth Index increased 5.09%, while the Russell 3000 Value Index declined 4.13%. And, all else being equal, the bigger the company, the better its performance. S&P 500 companies with market caps above $100 billion returned 4.4% last year but those below $5 billion declined 19.6%.2

2015 S&P 500 return by market capitalization

Market Cap	2015 Average Total Return
>$100B	4.39%
$50-100B	2.38%
$10-50B	-3.22%
$5-10B	-0.72%
<$5B	-19.60%

In addition, global stocks underperformed domestic ones, cash underperformed bonds and high yield declined in general.

Performance in 2015 was as much a function of investments that haven't worked out (yet, we hope) as much as it was the result of a conscious choice to reduce or eliminate our stakes in companies that we viewed as expensive. As it happens, the companies we sold outperformed, on average, the investments we purchased. This

1  The MSCI ACWI captures large and mid-cap representation across 23 Developed Markets and 23 Emerging Markets countries. With 2,491 constituents, the index covers approximately 85% of the global investable opportunity set.

2  Returns predicated on where market capitalizations were at the beginning of 2015, therefore using pricing and S&P 500 constituents as of December 31, 2014.

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is far from unusual in value investing. Buying and selling early has always been the bane of the value investor, who must have the fortitude to live through periods of being out of favor. What was a good value at one price is presumably a better value when it has declined 20%, assuming one's analysis was correct at the outset. We believe that's the case with the majority of the companies in our portfolio; cheaper on average than they were a few months ago but not yet at prices we'd call "no-brainers."

Crescent naturally moves up and down with the stock market but generally has less of a move in either direction. Traditionally, we lag on the upside but outperform on the downside. At first glance, it appears that we've declined as much as the market — down 11.71% since May 2015's market peak against the S&P 500's 11.30% decline — but that's looking at the market only through the lens of the S&P 500.3 However, roughly half of our equity holdings (totaling almost a third of the Fund's equity exposure) are not included in the S&P 500 index. Our quest for value has increasingly taken us overseas and our portfolio is more global than it has been in the past. We therefore consider the MSCI ACWI a pertinent alternative benchmark. When we published The Importance of Full Market Cycle Returns last April, we began to share the Fund's performance over the current market cycle as compared to the S&P 500, MSCI ACWI and a blended benchmark of 60% S&P 500 and 40% Barclays U.S. Aggregate.4 Bearing this in mind, the Fund's downside participation is more in line with its historic average. Crescent captured 65% of the MSCI ACWI decline of 18.11% since the May 2015 peak.5 It never feels good to see your portfolio decline in value but over three decades of investing we appreciate that we can neither "time" nor always be in step with the market.

With the average S&P 500 stock down about 18% from its 52-week high, 2015 was not a good year any way you cut it.6 Crescent's winners for the quarter and year contributed 2.08% and 2.34%, respectively, while its losers detracted 0.95% and 2.86%. The more cyclical companies, particularly those with commodity exposure, were the weaker part of our portfolio. In hindsight, we thankfully had a small allocation to such businesses.

Winners		Losers
2015 – Q4	2015 – Year	2015 – Q4	2015 – Year
Microsoft	Microsoft	Meggitt	Oracle
General Electric	Alphabet (A and C Shares)	Naspers/Tencent Pair Trade	Alcoa
Alphabet (A and C Shares)	General Electric	Undisclosed[7]	Joy Global
AIG	AIG	Owens-Illinois	Naspers/Tencent Pair Trade
United Technologies	CVS	Navistar Sr. Notes (Various Issues)	Meggitt

We had some puts and takes that drove 2015's performance. Microsoft and Alphabet (formerly Google) performed quite well but Oracle lagged. Oracle continued to transition its business to the cloud last year but it has been proceeding more slowly than investors or the company expected. Concern about the transition and weak

3  May 21, 2015 = market peak. January 20, 2016 = most recent close when this letter was written.

4  The Importance of Market Cycle Returns can be found on our website, www.fpafunds.com.

5  May 21, 2015 through January 20, 2016.

6  Bloomberg. December 31, 2015.

7  Some positions in the Fund have not been disclosed.

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Continued

software license sales led to the stock's decline. Given the undemanding valuation and high level of recurring revenue, we used a drop in the share price to increase our position.

Weak aluminum prices and inventory adjustments in the aerospace supply chain negatively impacted Alcoa's profitability and its stock price in 2015. We support the company's decision to separate its highly engineered, value-added aerospace business from its commodity aluminum operations. As the price has declined in the last year, we have doubled the number of shares we own and are hopeful that the pending spin-off will create clarity and value for the enterprise.

Joy Global was with hindsight an outright mistake, a poor investment decision that we wish we could take back. When analyzing the situation, we gave too much weight to the company's strong market position and attractive aftermarket sales profile. We failed to appreciate the degree to which the coal market had changed. Many regions in which Joy has a particularly strong competitive position are likely to produce significantly less coal going forward. This has resulted in a permanent impairment to our position in Joy. Realizing our mistake, we have reduced the position.

This is a challenging time and we maintain a more risk-averse portfolio. Interest rates remain near historic lows and the Fed has begun tightening for the first time since 2006. The global economy is muddling along at best, with the China growth engine sputtering. And stocks aren't particularly cheap. We fear, as is oft intoned in television's Game of Thrones, that "winter is coming." We wish we knew when the weather would change. Since we don't, we want to make sure we always have a heavy coat on hand to keep us warm. Although the Fund's risk exposure8 has increased somewhat as markets have declined, it remains just 61%, which offers us plenty of room to deploy capital should asset prices fall to more attractive levels of risk and reward.

We are, as always, conscientious about matching assets and liabilities. We appreciate that our mutual fund shareholders have daily liquidity and therefore consider, in turn, the liquidity of the investments we make. The greater the liquidity, the easier it is to purchase or exit a position. Selling an illiquid position is of greater concern today, given this more volatile market. If a security owner is forced to sell a position, whether it be due to a margin call, redemption or some other reason, the time frame thrust upon that investor can be quite short. The negotiating leverage shifts to the buyer, possibly causing the seller to take a low price in order to convert the investment to cash. We like to be the ones taking advantage of forced selling rather than the other way around. We have two paths that afford some protection. First, we have 39% cash that can be drawn down. This has the commensurate impact of increasing our position sizes but that was already a consideration when we made the initial investment. Second, our average market capitalization of our equity positions is more than $100 billion, offering us tremendous flexibility.

Portfolio characteristics

	FPACX 12/31/2015		FPACX Average[9]
Weighted Average Market Cap.	$112.2	Bn	$30.2	Bn
Return on Equity	11.3%		12.8%
P/E Ratio	21.0	x	16.8	x
Debt/Total Capital	-18.9%		8.1%
High Yield Exposure	3.9%		12.3%
Risk Exposure	61.3%		63.3%

8  Risk exposure is defined as non-cash and cash-equivalent assets.

9  Data from 9/30/2006 to 12/31/2015.

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Continued

We've been arguing for some time that the market isn't cheap and, even with the broad stock market averages having declined in 2015, it's not like businesses are being given away. Take the U.S., for example, and compare the trailing median Price/Earnings (P/E), Price/Sales (P/S) and Price/Book (P/B) ratios on December 31 to the month-end of the two prior market peaks. The P/E and P/B ratios are in line with past peaks while the P/S is as high as it has ever been. No bargains here. Investment discipline has given way to complacency even for the normally resolute. The only explanation we can find for a fully-invested portfolio is that some managers seek to protect their businesses while others feel the siren call of low interest rates that make everything seem cheaper than it might otherwise.

S&P 500 valuation at most recent market peaks vs year-end 2015

	Price/Earnings (median)	Price/Sales (median)	Price/Book (median)
March 31, 2000	18.9	1.4	2.9
September 30, 2007	18.2	1.7	3.0
December 31, 2015	18.7	2.1	2.9

Although we have no idea what comes next, we haven't been — nor are we currently — particularly enamored of stock valuations. This doesn't mean the stock market won't continue to rise. We don't feel we're being adequately compensated to be more fully invested. We're a lot more excited about troughs than peaks and also note that the S&P 500 declined in the subsequent period following the prior two valuation peaks.

S&P 50010
2000 to 2015

10  Bloomberg. As of December 31, 2015.

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The stock market has had a number of key drivers in its most recent rise since the depths of the Great Recession. We've talked about the decline in interest rates ad nauseam but share repurchases and M&A activity have helped as well.

Companies have repurchased $2.6 trillion of stock in the last five years alone. That's more than what the Fed has spent on QE and equates to about 15% of the market capitalization of the S&P 500.11

What's more, 304 public companies were acquired in 2015, a record amount that makes publicly-traded stocks feel like an endangered species.12 The Wilshire 5000 Index is now down to about 3,700 companies, 25% fewer than in 2005.13

Economic and other bigger picture considerations

We are asked frequently about our expectations for the direction and level of interest rates, the price of oil, the U.S. dollar and other currencies, emerging markets, etc. We don't know. We have never known and will never know. We wish we could make book on the wagers placed by others. We'd even give them 10% in either direction. If you say you expect $50 oil, we'll give you the range of $45-$55 but we get the over/under of the outer bands. We merely acknowledge what could happen and do our best to either have our portfolio protected or set ourselves up to profit from some reversion to the mean. For example, we don't want to assume that interest rates will be low forever. In our range of outcomes, we try and anticipate, for example, the effect higher rates may have on a real estate company's capitalization rate (higher) and borrowing costs (higher).

It's hard not to be concerned about the health of the economy but it's not all bad. U.S. unemployment at 5.0% is back to pre-recession levels but that belies weakness below the surface, including people having given up looking for a job, persistent underemployment and poor labor wage growth. Although the sizeable drop in the price of oil is like a gargantuan tax break for the U.S. consumer, it still hasn't kept the U.S. economy from missing expectations last year. The rest of the world certainly isn't picking up the slack. Developed and emerging economies have hit an air pocket. China is weakening, but like every other economy the world has ever seen, it will have its ups and downs. Given its size, however, a sniffle there could cause colds globally. On the positive side, with the biggest set of consumers in the world, we submit that China's economy will be larger a decade hence. Near term though, weak global demand has caused deflationary pressures to continue around the globe, led by weak commodity prices that are now at a 16-year low. Here's what the commodity price chart looks (or at least felt) like for 2015.

11  http://www.bloomberg.com/news/articles/2015-10-21/s-p-500-buybacks-m-a-have-immunity-from-high-yield-bond-losses.

12  Bloomberg. This compares to 150 U.S. IPOs year-to-date through November 2015 and the IPO value was just a fraction of the value of the acquired companies.

13  Wilshire Associates.

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U.S. CPI is about as low as it has ever been while the EU inflation rate has been dipping in and out of negative territory for the last year or so and Japan hasn't been able to consistently create inflation since 1989. The universal policy response has been to both print money and drop interest rates to all-time lows. It surprises us that with negative sovereign yields across Europe and Japan, we haven't seen any whiff of inflation.

Negative Sovereign yields across Europe and Japan14

If you had asked in 2009 if inflation would have materialized as a result of aggressive monetary policy, we would have said that that would most likely happen and we would have been wrong. It does seem that central banks will keep trying until they conjure inflation. Therefore, we argue that we'll probably see a deflationary path to inflation in which the medicine becomes the problem. At this point, though, finding hints of inflation despite unprecedented monetary policy seems a little bit like playing "Where's Waldo?"

Former Fed Chairman Ben Bernanke recently discussed the idea that the Fed might have no choice but to drop rates below zero for the first time in history. He has said, "I think negative rates are something the Fed will and probably should consider if the situation arises."15 He also said, "there are things the Fed can do, but none of them are incredibly attractive."16 Experts generally thought negative rates weren't possible because people would

14  Bloomberg. January 8, 2016.

15  http://www.marketwatch.com/story/bernanke-says-fed-likely-to-add-negative-rates-to-recession-fighting-toolkit-2015-12-15.

16  http://fortune.com/2015/10/21/bernanke-negative-rates/.

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just put their money under their mattresses rather than pay for the right to warehouse their money. Recent experience in Europe, however, suggests otherwise.

Central banks in developed economies implement the abstract and theoretical yet history doesn't show us any successful application of similar methods. If the Federal Reserve, the European Central Bank and the Bank of Japan had the answers, we wouldn't have plumbed such depths during the most recent recession and the expected inflation targets would have been met with the most aggressive global easing the world has ever seen.

These central banks have lots of tools but it seems like their hammer is their preferred tool and everything is a nail. Even so, investors around the globe still count on them to fix our economies. With no other apparent solution to our global travails, one can't be blamed for believing. "When my love swears that she is made of truth, I do believe her though I know she lies," said William Shakespeare.17 Blind faith in central bankers has trumped a free market.

We wish we understood the full ramification of central bank policy and further wish we could offer a solution. It's not like it's so easy to raise rates as an increase could hurt the housing market, reduce equity values and cause financing costs to increase, hurting both corporations and the U.S. government among others. For every one percent change in the U.S. government's borrowing cost, about $160 billion will be added to the annual deficit.

Economic cycles won't ever be avoided but it would be nice to have the confidence that they won't increase in amplitude. The majority seem to be guided blindly by the few but heed the warning: Be careful when you follow the masses... some would argue the "m" should be silent.

Not wanting to end on a negative note, at least the U.S. banks are in as good shape as they've ever been.18 That's something.

High Yield

Like the broader stock market, high yield indices dropped as well, with the Barclays U.S. Corporate High-Yield index down 4.47%, its first annual loss since 2008.

We don't see junk bond investing as a business. It's like a vacation home. We go when the weather's nice although in this case we mean stormy. Our corporate debt portfolio is effectively equity, albeit in a more secured form but with many of the associated risks. Meanwhile, we are spending our time trying to determine which vacation spot we'd like to visit.

The Fund's investment in high yield currently stands at 3.9%. As spreads widened between high-yield bonds and Treasuries, we continued to increase our exposure last quarter but only moderately as we expect — dare we say hope for — more disruption to come. Levered energy and mining bonds have led the charge downwards and investing in them thus far has been like putting your hand in a bee hive but some other sectors have felt the sting of turmoil in high-yield too, just not as deeply — retail, industrial and gaming to name a few. It's always a delicate balance to want to purchase securities at lower prices yet not wait for a price that's so low that it never gets there and your capital isn't put to work.

What we have purchased so far we believe will prove to be profitable as a basket. Staying power is required for these types of trades to work. You can't just buy something and wish it higher, particularly in any given

17  William Shakespeare. Sonnet 138.

18  According to a July 2015 report by the International Monetary Fund, "Compared to the pre-crisis period, [U.S.] banks have strengthened their capital positions, including relative to their international peers, hold more liquid assets, and are less levered." http://www.imf.org/external/pubs/ft/scr/2015/cr15170.pdf.

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period. You just might have to be there for the duration. Fortunately, we have that type of patience and we hope that our regular and detailed commentaries allow our shareholders to persevere alongside us.

The Fund's historic average high-yield exposure is 12.3% but we have been more than 30% invested in the asset class in the past.19 High-yield bond spreads began to widen in the second half of 2015 but most of that expansion was due to the energy complex (see below), which represented about 13% of Barclays' U.S. Corporate High-Yield index at the beginning of 2015.

High yield weakness mostly attributable to energy20

The Fund's high-yield exposure is small, albeit off its lows — see the blue bars in the chart below. That can be explained by the still relatively low yield of these more speculative corporate bonds. Although spreads have widened to 7.1% and are slightly above average, they are joined at the hip with historically low interest rates.21

19  Data from 3/31/1996 to 12/31/2015.

20  J.P. Morgan. As of December 31, 2015.

21  A U.S. corporate bond "spread" is the bond yield in excess of a U.S. Treasury of a comparable maturity.

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BofA Merrill Lynch US Master II Option-Adjusted Spread
Vs
FPA Crescent High Yield/Distressed Exposure

We prefer to focus on yield since one can't subsist on spread alone. When yields are high, even when spreads are below average, we can be comfortable with high-yield exposure, as was the case in 1997-98 as shown above. Index yields are currently 8.9%, 1.5% below average.22 We require a higher yield to get a good return, particularly one that compensates for the risk investment.

BofA Merrill Lynch High Yield Index (YTM) vs. average of 5- and 10-year US Treasury yields23

As of Dec. 31	High Yield	5-Year UST	Spread vs. 5-Year	10-Year UST	Spread vs. 10-Year
Current	8.9%	1.8%	7.1%	2.3%	6.6%
High	21.7%	9.5%	19.8%	9.3%	18.8%
Low	5.8%	0.6%	2.8%	1.5%	2.8%
Average	10.4%	4.5%	5.9%	5.0%	5.4%

In waiting, we think we are being appropriately prudent rather than greedy. We have seen spreads and yields in excess of 20%. We don't know if they'll blow out as much in the future but we aren't going to get that aggressive until they at least move in that direction.

The net yield of a high-yield bond portfolio takes into account the portfolio's average yield-to-maturity at purchase, default rate and recovery rate. Let's consider each in turn.

22  BofA Merrill Lynch US High Yield Master II Index. Data from 1/31/1989 to 12/31/2015.

23  Federal Reserve Bank of St. Louis. BofA Merrill Lynch US High Yield Master II Index. As of December 31, 2015.

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Yield: As discussed above, the average yield-to-maturity on junk bonds has increased but could certainly go higher if default rates increase and/or recoveries decline.

Default rate: In the last twelve months, default rates, calculated on both number of issues and dollar value, were at historically low levels. A rising default rate could cause high-yield bond prices to drop further, which increases the starting yield. Based on par value, trailing twelve month default rates were running just 1.8% at year-end 2015.24 This is a far cry from the approximate 11% default rate seen in 2009. Although we aren't waiting for peak default rates, we also lack the disposition to commit capital to junk bonds when defaults are far closer to their historic lows.

Default Rate (based on par amount) — Trailing Twelve Months

Recovery rate: After a company defaults on its debt, there is a restructuring or liquidation process that results in recovery to the debt holder for anywhere from 0% to 100% of the par value of the debt. Since 1982, high-yield bond recoveries have averaged 41.5%, but 2015 was well below average at just 28%, thanks to the horrible recoveries seen thus far in the debt of bankrupt energy companies.

24  Default rates based on number of issues were 2.8% for the twelve months ended December 31, 2015. The more relevant number to an investor with significant capital is the dollar amount, i.e., par value, that defaults.

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High Yield Bond Recoveries (1982-2015)25

The return distribution of a high-yield portfolio can be considered in the context of the three variables mentioned above: gross or starting yield, default rate and recovery. To aid in understanding our thinking, we lay out a range of incremental outcomes — depicted in the table on the following page — beginning with what yields were at the end of 2014 and culminating in the extreme case of yields seen during the financial crisis in early 2009. We use various starting yields, average vs. peak default rates and average recoveries in our scenarios.

•  Case 1: We use the 7.0% gross index yield at year-end 2014 and apply the historic average default rate of 3.6% and recovery rate of 41.5%. The net yield-to-maturity/recovery ("net yield") would be 4.9%. However, if default rates were to hit peak levels, then the net yield would decline to 0.6%, and if recoveries were to be below average then the net yield could become a loss.

•  Case 2: High-yield bonds declined in 2015, so the gross yield was higher at year-end 2015 than it was at the end of 2014. Using the same default and recovery assumptions as Case 1, Case 2's range of outcomes extends from 0.3% to 6.8%.

•  Case 3: We use the yield-to-maturity of the representative account's high yield book of 13.4% at year-end 2015 as the starting point, which was 4.5% wider than the index. With the same default and recovery assumptions as the prior cases, the range of expected returns (if held to maturity) improves to 4.8% to 11.3%.

•  Case 4: This is the "What if" scenario. What if yields reached past peaks? Keeping the other assumptions constant, the net yield range would improve further to 11.4% to 17.9%.26

25  Moody's Investors Service; J.P. Morgan. January 4, 2016.

26  There can be no assurance that such yields will be achieved in the future.

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High Yield Bond Return Distribution27

Gross yield - (Default rate x (1-Recovery rate) = Net yield

Gross Yield			Default Rate		Recovery Rate		Net Yield
Case 1	7.0%	BAML HY Index	3.6%	avg	41.5%	avg	4.9%
		12/31/2014	11.0%	peak	41.5%	avg	0.6%
			11.0%	peak	22.0%	trough	-1.6%
Case 2	8.9%	BAML HY Index	3.6%	avg	41.5%	avg	6.8%
		12/31/2015	11.0%	peak	41.5%	avg	2 .5%
			11.0%	peak	22.0%	trough	0.3%
Case 3	13.4%	FPA Crescent	3.6%	avg	41.5%	avg	11.3%
		12/31/2015	11.0%	peak	41.5%	avg	7.0%
			11.0%	peak	22.0%	trough	4.8%
Case 4	20.0%	High Gross	3.6%	avg	41.5%	avg	17.9%
		Yield Environment	11.0%	peak	41.5%	avg	13.6%
			11.0%	peak	22 .0%	trough	11.4%

Although we aren't waiting for Case 4, you'll likely find our exposure to junk bonds will rise should yields continue to increase. We cannot surmise how the market will unfold but we hope for a better point of entry. We hope further that the gross yield, default rate and recovery rate in our own portfolio will prove better than the market. If so, our potential gain would be even better than what's been depicted above.

We've just lived through the most prolific period of junk bond issuance in history. Some $1.7 trillion worth of high-yield bonds have been issued since 2010 and more than $300 billion of those were CCC or non-rated. We expect some portion of this to be our opportunity set.

With the massive amount of loan issuance having occurred recently, many of these companies don't have near-term refinancing or repayment risk. The maturity bubble ramps with $760 billion of bonds maturing in 2020-22, roughly half of the high yield market. That doesn't mean that spreads and yields can't blow out sooner. The bonds of some companies that don't have any debt maturities in the next few years are already trading at 50 cents.

The default rate has begun to uptick contributing to the recent decline in high-yield bond prices. Liberal loan issuance has led to an increase in defaults in the past and we don't see why that wouldn't be the case in the future.

27  FPA; J.P. Morgan. 1982-2015.

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Easy credit increase in defaults28

Yields could rise further if the economy weakens or a company missteps or faces a lack of capital available when existing debt matures. Any of those scenarios could provide us with an effective place to deploy capital in the not-too-distant future. Until such time, there's good reason for us to tread cautiously. For example:

•  With more high-yield bonds having been issued than at any point in time in history, what happens when it comes time to refinance? Will the yields and spread be higher than they are today, thereby increasing a company's cost of debt? Will enough capital even be available?

•  The high-yield market has never lived through an increase in rates. What happens if rates rise? How many companies will remain solvent with higher borrowing costs?

•  Much of the liquidity in the high-yield market has dried up. As we pointed out last quarter, the bid/ask spread on corporate high yield lacks relevance, becoming more of an invitation than an actual indication with any real size on either side.

•  There is some capitulation out there. One well-known high-yield fund is in liquidation. We believe the casualties we've seen thus far won't be the last. If it gets worse, it will get worse. By that, we mean at the second derivative, selling begets selling. When default rates rise, or if high-yield mutual funds suffer outflows, or if the economy weakens, then prices would likely follow.

Members of our team have spent a tremendous amount of time since last summer analyzing distressed debt opportunities across the energy complex but we have failed to find a level of comfort to take any significant position. Prices have been severely depressed but that doesn't mean cheap. Thus far, we can only be thankful as energy and related securities continue to find new lows and the bankruptcies filed have had a far lower-than-average recovery. We frequently say that returns are sometimes driven not just by what you own but by what you don't own. There are other sectors on which we've spent time and some have made their way into the portfolio.

28  J.P. Morgan; S&P LCD. January 4, 2016.

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Should junk/distressed yields increase, you may expect that Crescent's exposure will increase along with it. We will spend some time discussing individual positions at that point.

Conclusion

Should markets continue to rise, those more aggressively postured will perform better than us but it does beg the question how one separates skill from excessive risk-taking. Distinguishing between the two isn't easy and may even prove impossible. It's easy to look smart in a rising market. "Smart" are those who leverage a fully-invested portfolio. "Smarter" still are those who invest in the most financially-leveraged entities. It's not until the temperature drops in an overheated market that one realizes that the "smart" managers may not be dressed appropriately. We try not to lose our shirts and have historically been defensive in weaker market environments but we haven't forgotten about the upside, having performed well over market cycles. We hope that's some indication of capability more than just assuming undue risk and relying on luck.

We can look really smart or really stupid over the short-term. We should be defined not by that, however, but by what happens over the long-term. We think our strength is time arbitrage. What isn't attractive today will be so in the future as long as you have both the patience and the staying power to stick around. Our broad charter, value-oriented philosophy, replicable process and intellectual honesty should put us in a position for that success as has been memorialized in our Investment Policy Statement, which is available for your review on our website (www.fpafunds.com).29 We appreciate our partnership.

Respectfully submitted,

Steven Romick
Co-Portfolio Manager
January 20, 2016

29  http://www.fpafunds.com/docs/fpa-crescent-fund/2015-09-contrarian-value-policy-statement.pdf?sfvrsn=2

FPA CRESCENT FUND

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CRESCENT FUND
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. S&P 500, Consumer Price Index and 60% S&P 500/40% BC Agg for the Ten Years Ended December 31, 2015

The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The Barclays Capital U.S. Aggregate Bond Index (BC Agg) is a broadbased unmanaged composite of four major subindexes: U.S. Government Index; U.S. Credit Index; U.S. Mortgage-Backed Securities Index; and U.S. Asset-Backed Securities Index (the index holds investment quality bonds); the blended benchmark is a hypothetical combination of unmanaged indices, reflecting a neutral mix of approximately 60% stocks and 40% bonds. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions. There can be no guarantee that the Consumer Price Index or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 31 and 35. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CRESCENT FUND
PORTFOLIO SUMMARY

December 31, 2015

Common Stocks		59.4%
Infrastructure Software	7.7%
Aircraft & Parts	5.3%
Diversified Banks	4.4%
Insurance Brokers	3.4%
Other Common Stocks	2.8%
P&C Insurance	2.7%
Advertising & Marketing	2.6%
Base Metals	2.6%
Internet Media	2.5%
Entertainment Content	2.5%
Electrical Components	2.3%
Communications Equipment	2.2%
Semiconductor Devices	1.9%
Electrical Power Equipment	1.8%
Household Products	1.7%
Beverages	1.6%
Life Science Equipment	1.3%
Investment Companies	1.3%
Commercial Finance	1.2%
Exploration & Production	1.1%
Consumer Finance	1.0%
Containers & Packaging	0.9%
Food & Drug Stores	0.9%
Reinsurance	0.7%
Integrated Oils	0.6%
Oil & Gas Services & Equipment	0.5%
Casinos & Gaming	0.4%
Marine Shipping	0.3%
Packaged Food	0.3%
Automotive Retailers	0.3%
Construction & Mining Machinery	0.2%
Banks	0.2%
Limited Partnerships		0.3%
Preferred Stock		0.1%
Bonds & Debentures		39.0%
Put Options Purchased		0.1%
Short-term Investments		1.1%
Securities Sold Short		(3.6)%
Other Assets And Liabilities, Net		3.6%
Net Assets		100.0%

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS

December 31, 2015

COMMON STOCKS	Shares	Fair Value
INFRASTRUCTURE SOFTWARE — 7.7%
Microsoft Corporation	11,584,828	$642,726,258
Oracle Corporation	20,521,170	749,638,340
		$1,392,364,598
AIRCRAFT & PARTS — 5.3%
Esterline Technologies Corporation*,§	2,765,260	$223,986,060
Meggitt plc (Britain)§	42,460,160	234,433,496
United Technologies Corporation	5,222,610	501,736,143
		$960,155,699
DIVERSIFIED BANKS — 4.4%
Bank of America Corporation	17,637,420	$296,837,779
Citigroup, Inc.	9,672,130	500,532,727
		$797,370,506
INSURANCE BROKERS — 3.4%
Aon plc (Britain)	6,626,820	$611,059,072
P&C INSURANCE — 2.7%
American International Group, Inc.	7,968,850	$493,829,634
ADVERTISING & MARKETING — 2.6%
Interpublic Group of Cos., Inc. (The)	8,986,600	$209,208,048
WPP plc (Britain)	11,568,440	266,094,568
		$475,302,616
BASE METALS — 2.6%
Alcoa, Inc.	41,447,242	$409,084,279
MMC Norilsk Nickel PJSC (ADR) (Russia)	4,377,920	55,577,694
		$464,661,973
INTERNET MEDIA — 2.5%
Alphabet, Inc. (Class C)*	220,881	$167,622,173
Alphabet, Inc. (Class A)*	220,277	171,377,709
Yahoo!, Inc.*	3,412,700	113,506,402
		$452,506,284
ENTERTAINMENT CONTENT — 2.5%
Naspers Ltd. (N Shares) (South Africa)	3,268,832	$446,797,934
ELECTRICAL COMPONENTS — 2.3%
TE Connectivity, Ltd. (Switzerland)	6,486,520	$419,094,057

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

COMMON STOCKS — Continued	Shares	Fair Value
COMMUNICATIONS EQUIPMENT — 2.2%
Cisco Systems, Inc.	14,580,120	$395,923,159
SEMICONDUCTOR DEVICES — 1.9%
Analog Devices, Inc.	3,694,590	$204,384,719
QUALCOMM, Inc.	2,726,990	136,308,595
		$340,693,314
ELECTRICAL POWER EQUIPMENT — 1.8%
General Electric Co.	10,630,330	$331,134,779
HOUSEHOLD PRODUCTS — 1.7%
Henkel AG & Co. KGaA (Germany)	1,279,421	$122,379,927
Unilever NV (CVA) (Britain)	4,305,200	187,638,271
		$310,018,198
BEVERAGES — 1.6%
Anheuser-Busch InBev NV (ADR) (Belgium)	1,035,427	$129,428,375
Carlsberg A/S (B Shares) (Denmark)	1,921,844	170,259,351
		$299,687,726
LIFE SCIENCE EQUIPMENT — 1.3%
Thermo Fisher Scientific, Inc.	1,638,180	$232,375,833
INVESTMENT COMPANIES — 1.3%
Groupe Bruxelles Lambert SA (Belgium)	2,670,661	$228,521,282
COMMERCIAL FINANCE — 1.2%
CIT Group, Inc.	5,310,100	$210,810,970
EXPLORATION & PRODUCTION — 1.1%
Occidental Petroleum Corporation	3,102,700	$209,773,547
CONSUMER FINANCE — 1.0%
American Express Co.	2,646,410	$184,057,815
CONTAINERS & PACKAGING — 0.9%
Owens-Illinois, Inc.*,§	9,409,630	$163,915,755

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

COMMON STOCKS — Continued	Shares	Fair Value
FOOD & DRUG STORES — 0.9%
Jardine Strategic Holdings Ltd. (Hong Kong)	2,453,030	$66,863,448
Lenta Ltd. (GDR) (Russia)*,**,††	8,153,870	55,038,622
Walgreens Boots Alliance, Inc.	461,300	39,282,002
		$161,184,072
REINSURANCE — 0.7%
Alleghany Corporation*	269,755	$128,924,007
INTEGRATED OILS — 0.6%
Gazprom PAO (ADR) (Russia)	12,690,400	$47,185,953
Lukoil PJSC (ADR) (Russia)	1,455,100	47,103,578
Rosneft OAO (GDR) (Russia)	5,711,200	19,852,131
		$114,141,662
OIL & GAS SERVICES & EQUIPMENT — 0.5%
Halliburton Co.	2,926,070	$99,603,423
CASINOS & GAMING — 0.4%
Genting Malaysia Bhd (Malaysia)	67,555,200	$68,821,040
MARINE SHIPPING — 0.3%
Sound Holding FP (Luxembourg)††,§	1,146,250	$64,501,915
PACKAGED FOOD — 0.3%
Orkla ASA (Norway)	7,781,690	$61,389,143
AUTOMOTIVE RETAILERS — 0.3%
Jardine Matheson Holdings, Ltd. (Hong Kong)	1,210,610	$58,626,854
CONSTRUCTION & MINING MACHINERY — 0.2%
Joy Global, Inc.	2,515,660	$31,722,473
BANKS — 0.2%
Sberbank of Russia PJSC (ADR) (Russia)	4,973,978	$29,179,310
OTHER COMMON STOCKS — 2.8%		$504,722,369
TOTAL COMMON STOCKS — 59.4% (Cost $8,974,217,471)		$10,742,871,019

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

	Shares or Principal Amount	Fair Value
LIMITED PARTNERSHIPS — 0.3% (Cost $40,686,604)
U.S. Farming Realty Trust, L.P.††	350,000	$39,719,120
U.S. Farming Realty Trust II, L.P.††	120,000	12,532,068
		$52,251,188
PREFERRED STOCKS
INTEGRATED OILS — 0.1%
Surgutneftegas OAO (Preference Shares) (Russia)	39,322,900	$23,801,782
BANKS — 0.1%
Sberbank of Russia PJSC (Preference Shares) (Russia)	20,391,200	$21,365,228
TOTAL PREFERRED STOCKS — 0.2% (Cost $60,451,564)		$45,167,010
BONDS & DEBENTURES
ASSET-BACKED SECURITIES — 0.4%
RELP 4 — 9.00% 6/20/2016**,††	$4,189,885	$4,189,885
RELP 5 — 10.25% 6/30/2016**,††	10,067,465	10,067,465
RELP 6 — 9.50% 8/22/2016**,††	20,753,790	20,753,790
RELP 7 — 11.25% 6/19/2017**,††	4,366,796	4,366,796
RELP 8 — 10.00% 10/19/2017**,††	5,335,613	5,335,613
RELP 9 — 9.00% 4/29/2017**,††	6,217,886	6,217,886
RELP 10 — 9.50% 11/20/2017**,††	7,649,734	7,649,734
RELP 11 — 10.00% 8/4/2018**,††	16,185,744	16,185,744
		$74,766,913
OTHER — 1.4%
Ship Loan Participation — 7.80% 12/23/2019**,††,@	$64,666,001	$64,666,001
Ship Loan Participation II — 11.00% 9/10/2018**,††,@	18,800,000	18,800,000
Stanwich Mortgage Loan Trust Series
2009-2 A — 0.00% 2/15/2049**,††,@	1,491,090	666,816
2010-1 A — 1.52% 9/30/2047**,††,@	1,350,524	683,095
2010-2 A — 3.11% 2/28/2057**,††,@	10,630,975	5,360,137
2010-3 A — 2.912% 7/31/2038**,††,@	5,949,414	2,976,492
2010-4 A — 0.00% 8/31/2049**,††,@	6,829,809	3,449,054
2011-1 A — 0.60% 8/15/2050**,††,@	12,868,564	6,787,254
2011-2 A — 5.50% 9/15/2050**,††,@	7,401,540	3,961,334
2012-2 A — 0.00% 3/15/2047**,††,@	7,022,168	2,984,421
2012-4 A — 0.00% 6/15/2051**,††,@	10,391,650	4,780,159

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Sunset Mortgage Loan Co. LLC
2014-NPL1 A — 3.228% 8/16/2044**,@@	$95,676,683	$95,367,666
2015-NPL1 A — 4.459% 9/16/2045**,@@	50,248,446	50,252,642
		$260,735,071
TOTAL ASSET-BACKED SECURITIES (Cost $335,181,979)		$335,501,984
CORPORATE BONDS & NOTES — 2.8%
BASIC MATERIALS — 0.4%
Glencore Funding LLC
— 3.125% 4/29/2019**	$23,500,000	$19,035,000
— 4.625% 4/29/2024**	13,400,000	9,648,000
— 2.875% 4/16/2020**	2,700,000	2,065,500
Glencore Canada Corporation — 5.50% 6/15/2017	2,400,000	2,352,000
Glencore Finance Canada Ltd.
— 4.95% 11/15/2021**	6,472,000	5,015,800
— 6.00% 11/15/2041**	11,393,000	8,032,065
— 5.55% 10/25/2042**	10,600,000	7,504,800
— 4.25% 10/25/2022**	13,300,000	9,975,000
		$63,628,165
CONSUMER, CYCLICAL — 0.5%
Navistar International Corporation — 8.25% 11/1/2021	$139,977,000	$93,084,705
ENERGY — 0.9%
California Resources Corporation
2nd Lien — 8.00% 12/15/2022**	$35,750,000	$18,679,375
— 5.00% 1/15/2020	2,171,000	765,277
— 5.50% 9/15/2021	8,984,000	2,807,500
— 6.00% 11/15/2024	2,171,000	667,583
CONSOL Energy, Inc.
— 5.875% 4/15/2022	184,066,000	114,581,085
— 8.00% 4/1/2023**	19,846,000	13,147,975
Rice Energy, Inc. — 6.25% 5/1/2022	16,731,000	11,962,665
		$162,611,460
FINANCIAL — 0.5%
Springleaf Finance Corporation
— 6.50% 9/15/2017	$8,980,000	$9,182,050
— 5.75% 9/15/2016	5,216,000	5,287,720
— 6.90% 12/15/2017	15,366,000	15,903,810

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Walter Investment Management Corporation — 7.875% 12/15/2021	$53,600,000	$42,880,000
iStar, Inc.
— 5.875% 3/15/2016	18,836,000	18,836,000
— 5.85% 3/15/2017	4,964,000	5,050,870
		$97,140,450
INDUSTRIAL — 0.5%
Bombardier, Inc.
— 7.75% 3/15/2020**	$28,058,000	$22,586,690
— 4.75% 4/15/2019**	4,893,000	4,012,260
— 5.75% 3/15/2022**	11,800,000	8,230,500
— 6.125% 1/15/2023**	13,134,000	9,193,800
— 6.00% 10/15/2022**	3,870,000	2,722,545
— 7.50% 3/15/2025**	43,800,000	31,070,625
— 7.45% 5/1/2034**	5,800,000	3,871,500
		$81,687,920
TOTAL CORPORATE BONDS & NOTES (Cost $552,516,445)		$498,152,700
CONVERTIBLE BONDS — 0.3%
Navistar International Corporation
— 4.50% 10/15/2018	$22,938,000	$11,583,690
— 4.75% 4/15/2019	34,244,000	17,806,880
Walter Investment Management Corporation — 4.50% 11/1/2019	28,841,000	19,395,572
TOTAL CONVERTIBLE BONDS (Cost $67,882,614)		$48,786,142
U.S. TREASURIES — 34.1%
U.S. Treasury Bonds — 9.25% 2/15/2016	$315,000,000	$318,078,243
U.S. Treasury Notes
— 0.25% 4/15/2016	250,000,000	249,941,400
— 0.25% 5/15/2016†	275,000,000	274,812,010
— 0.375% 1/15/2016	90,000,000	89,999,622
— 0.375% 3/15/2016	250,000,000	250,041,450
— 0.375% 10/31/2016	360,000,000	358,938,288
— 0.50% 6/15/2016	300,000,000	300,027,330
— 0.50% 6/30/2016	160,000,000	159,972,912
— 0.50% 8/31/2016	250,000,000	249,730,100
— 0.50% 1/31/2017	50,000,000	49,829,425
— 0.625% 7/15/2016	350,000,000	350,060,865

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
— 0.625% 8/15/2016	$300,000,000	$299,941,410
— 0.625% 10/15/2016	275,000,000	274,763,665
— 0.625% 11/15/2016†	275,000,000	274,670,577
— 0.625% 12/15/2016	350,000,000	349,482,735
— 0.75% 1/15/2017	300,000,000	299,767,590
— 0.875% 9/15/2016	200,000,000	200,253,900
— 0.875% 11/30/2016	275,000,000	275,204,105
— 1.00% 9/30/2016	300,000,000	300,605,460
— 1.50% 6/30/2016	100,000,000	100,465,490
— 1.50% 7/31/2016	275,000,000	276,366,062
— 1.75% 5/31/2016†	245,000,000	246,272,261
— 2.00% 1/31/2016	50,000,000	50,055,340
— 2.125% 2/29/2016	20,000,000	20,055,186
— 2.375% 3/31/2016	305,000,000	306,417,884
— 2.625% 4/30/2016	250,000,000	251,765,800
TOTAL U.S. TREASURIES (Cost $6,187,591,465)		$6,177,519,110
TOTAL BONDS & DEBENTURES (Cost $7,143,172,503)		$7,059,959,936
PUT OPTIONS PURCHASED — 0.1%
JPY Put-Strike $95; expires 03/24/22; $194,350,000* (Barclays Capital Counterparty) (Cost $14,624,838)	$194,350,000	$25,174,156
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $16,233,152,980)		$17,925,423,309
SHORT-TERM INVESTMENTS — 1.1%
Exxon Mobil Corporation
— 0.14% 1/7/2016	$20,000,000	$19,999,533
— 0.15% 1/21/2016	25,000,000	24,997,917
— 0.31% 1/21/2016	20,000,000	19,996,555
— 0.33% 1/27/2016	22,000,000	21,994,757
— 0.35% 2/4/2016	50,000,000	49,983,472
State Street Bank Repurchase Agreement — 0.03% 1/4/2016 (Dated 12/31/2015, repurchase price of $49,131,000, collateralized by $51,140,000 principal amount U.S. Treasury Note — 1.125% 2020, fair value $50,117,200)	49,131,000	49,131,000
TOTAL SHORT-TERM INVESTMENTS (Cost $186,103,234)		$186,103,234
TOTAL INVESTMENTS — 100.0% (Cost $16,419,256,214)		$18,111,526,543

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

SECURITIES SOLD SHORT	Shares	Fair Value
COMMON STOCKS SOLD SHORT — (3.6)%
Alibaba Group Holding Ltd. (ADR) (China)	(1,347,700)	$(109,527,579)
Care Capital Properties, Inc.	(15,450)	(472,306)
Pennsylvania Real Estate Investment Trust	(600,700)	(13,137,309)
Pitney Bowes, Inc.	(401,000)	(8,280,650)
Tencent Holdings, Ltd. (China)	(23,897,100)	(467,904,466)
Ventas, Inc.	(61,800)	(3,487,374)
WW Grainger, Inc.	(96,049)	(19,458,567)
Yahoo Japan Corporation (Japan)	(7,121,600)	(28,948,602)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $590,352,557)		$(651,216,853)
Other Assets and Liabilities, net — 3.6%		659,527,869
NET ASSETS — 100.0%		$18,119,837,559

*  Non-income producing security.

§  Affiliated Security.

**  Restricted securities. These restricted securities constituted 3.12% of total net assets at December 31, 2015, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 2.00% of total net assets at December 31, 2015.

@  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2015.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2015.

†  Security segregated as collateral for securities sold short.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

December 31, 2015

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Bombardier, Inc.	09/25/2015, 09/28/2015,
	09/29/2015, 12/10/2015,
	12/11/2015, 12/21/2015	$31,930,471	$31,070,625	0.17%
Bombardier, Inc.	08/19/2015, 08/20/2015, 08/24/2015	22,278,602	22,586,690	0.12%
Bombardier, Inc.	09/28/2015, 09/29/2015	9,637,497	9,193,800	0.05%
Bombardier, Inc.	09/28/2015, 12/28/2015	8,522,030	8,230,500	0.05%
Bombardier, Inc.	08/19/2015	3,901,469	4,012,260	0.02%
Bombardier, Inc.	11/10/2015, 12/01/2015	4,090,182	3,871,500	0.02%
Bombardier, Inc.	09/28/2015, 09/29/2015	2,841,240	2,722,545	0.02%
CONSOL Energy, Inc.	08/03/2015, 08/04/2015, 08/21/2015, 08/28/2015, 09/22/2015, 11/06/2015, 11/12/2015, 11/16/2015	15,549,297	13,147,975	0.07%
California Resources Corp. 2nd Lien 01/07/2015, 01/12/2015,	01/15/2015, 08/28/2015	36,122,547	18,679,375	0.10%
Glencore Finance Canada Ltd.	09/28/2015	9,076,047	9,975,000	0.06%
Glencore Finance Canada Ltd.	09/28/2015	7,405,450	8,032,065	0.04%
Glencore Finance Canada Ltd.	09/28/2015	6,726,582	7,504,800	0.04%
Glencore Finance Canada Ltd.	09/28/2015	5,059,143	5,015,800	0.03%
Glencore Funding LLC	09/28/2015, 09/29/2015	18,809,228	19,035,000	0.11%
Glencore Funding LLC	09/28/2015	9,089,290	9,648,000	0.05%
Glencore Funding LLC	09/28/2015	2,080,908	2,065,500	0.01%
Lenta Ltd. GDR	10/21/2015	57,892,477	55,038,622	0.30%
RELP 4	12/19/2013, 05/16/2014, 06/13/2014, 07/14/2014, 08/14/2014, 09/12/2014, 10/13/2014, 11/12/2014, 12/11/2014	4,189,885	4,189,885	0.02%
RELP 5	12/30/2013, 06/16/2014, 10/14/2014, 10/29/2014, 11/28/2014, 12/26/2014, 01/28/2015, 02/25/2015, 03/27/2015, 04/28/2015, 05/27/2015, 06/26/2015	10,067,465	10,067,465	0.06%
RELP 6	08/15/2014	20,753,790	20,753,790	0.11%
RELP 7	07/03/2014, 08/11/2014, 09/08/2014, 10/06/2014, 11/05/2014, 12/08/2014, 01/12/2015, 02/05/2015, 03/10/2015, 04/08/2015	4,366,796	4,366,796	0.02%

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2015

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
RELP 8	10/16/2014, 12/01/2014, 01/07/2015, 02/02/2015,
	03/02/2015, 04/02/2015,
	05/01/2015, 06/01/2015,
	07/01/2015, 07/10/2015,
	07/28/2015, 08/01/2015,
	09/01/2015, 09/03/2015,
	09/30/2015, 10/01/2015,
	10/26/2015, 11/01/2015,
	12/01/2015	$5,335,613	$5,335,613	0.03%
RELP 9	01/28/2015, 02/25/2015, 03/27/2015, 04/28/2015, 05/27/2015, 06/26/2015, 07/29/2015, 08/27/2015, 09/29/2015, 10/28/2015, 11/25/2015, 12/29/2015	6,217,886	6,217,886	0.03%
RELP 10	11/19/2014, 12/31/2014, 02/03/2015, 03/03/2015, 03/25/2015, 04/16/2015, 05/01/2015, 05/15/2015, 06/16/2015, 06/18/2015, 07/01/2015, 07/16/2015, 07/28/2015, 08/15/2015, 09/03/2015, 09/15/2015, 10/16/2015, 11/06/2015, 11/15/2015, 11/27/2015, 12/15/2015	7,649,734	7,649,734	0.04%
RELP 11	08/03/2015, 10/01/2015, 11/01/2015, 12/01/2015	16,185,744	16,185,744	0.09%
Ship Loan Participation	12/22/2014	64,666,001	64,666,001	0.36%
Ship Loan Participation II	09/08/2015	18,800,000	18,800,000	0.10%
Stanwich Mortgage Loan Trust Series 2011-1 A	05/11/2011	6,785,130	6,787,254	0.04%
Stanwich Mortgage Loan Trust Series 2010-2 A	05/21/2010	5,613,246	5,360,137	0.03%
Stanwich Mortgage Loan Trust Series 2012-4 A	05/10/2012	4,614,620	4,780,159	0.03%
Stanwich Mortgage Loan Trust Series 2011-2 A	06/10/2011	3,959,179	3,961,334	0.02%

See notes to financial statements.

FPA CRESCENT FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2015

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Stanwich Mortgage Loan Trust Series 2010-4 A	08/04/2010	$3,179,760	$3,449,054	0.02%
Stanwich Mortgage Loan Trust Series 2012-2 A	02/10/2012	2,703,811	2,984,421	0.02%
Stanwich Mortgage Loan Trust Series 2010-3 A	06/02/2010	2,844,501	2,976,492	0.02%
Stanwich Mortgage Loan Trust Series 2010-1 A	04/22/2010	708,304	683,095	0.00%
Stanwich Mortgage Loan Trust Series 2009-2 A	11/30/2009	615,782	666,816	0.00%
Sunset Mortgage Loan Co. LLC 2014-NPL1 A	08/21/2014, 08/28/2015	95,676,286	95,367,666	0.53%
Sunset Mortgage Loan Co. LLC 2015-NPL1 A	10/02/2015	50,248,446	50,252,642	0.28%
TOTAL RESTRICTED SECURITIES		$586,194,439	$565,332,041	3.12%

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investment securities — at fair value (identified cost $16,233,152,980)	$17,925,423,309
Short-term investments — at amortized cost (maturities 60 days or less)	186,103,234
Cash	123
Deposits for securities sold short	639,600,066
Receivable for:
Dividends and interest	47,954,352
Capital Stock sold	41,634,772
Investment securities sold	4,205,901
Unrealized gain on forward foreign currency contracts	499,088
Total assets	18,845,420,845
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $590,352,557)	651,216,853
Capital Stock repurchased	36,402,844
Investment securities purchased	17,018,496
Advisory fees	15,593,256
Accrued expenses and other liabilities	5,351,837
Total liabilities	725,583,286
NET ASSETS	$18,119,837,559
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 583,473,272 outstanding shares	$16,432,266,096
Undistributed net realized gain	112,920,965
Accumulated net investment loss	(56,574,379)
Unrealized appreciation of investments	1,631,224,877
NET ASSETS	$18,119,837,559
NET ASSET VALUE
Offering and redemption price per share	$31.06

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $10,091,122)	$203,666,958
Interest	117,288,054
Total investment income	320,955,012
EXPENSES
Advisory fees	197,593,333
Short sale dividend expense	4,811,111
Transfer agent fees and expenses	9,316,849
Custodian fees	1,593,109
Reports to shareholders	750,427
Administrative services fees	729,482
Filing fees	651,282
Professional fees	647,640
Trustees fees and expenses	259,935
Legal fees	169,301
Audit and tax services fees	102,683
Other	146,711
Total expenses	216,771,863
Net expenses	216,771,863
Net investment income	104,183,149
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,157,937,824
Investment securities sold short	(81,406,901)
Foreign currency transactions	16,171,182
Net change in unrealized appreciation (depreciation) of:
Investments	(1,544,834,443)
Investment securities sold short	(59,567,193)
Translation of foreign currency denominated amounts	(181,156)
Net realized and unrealized loss	(511,880,687)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(407,697,538)

See notes to financial statements.

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$104,183,149	$82,103,340
Net realized gain	1,092,702,105	645,119,696
Net change in unrealized appreciation (depreciation)	(1,604,582,792)	450,254,868
Net increase (decrease) in net assets resulting from operations	(407,697,538)	1,177,477,904
Distributions to shareholders from:
Net investment income	$(174,473,519)	$(169,790,684)
Net realized capital gains	(920,345,451)	(626,637,488)
Total distributions	(1,094,818,970)	(796,428,172)
Capital Stock transactions:
Proceeds from Capital Stock sold	3,699,309,179	5,619,238,543
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	953,708,643	685,308,958
Cost of Capital Stock repurchased	(5,014,500,133)*	(2,605,634,802)*
Net increase (decrease) from Capital Stock transactions	(361,482,311)	3,698,912,699
Total change in net assets	(1,863,998,819)	4,079,962,431
NET ASSETS
Beginning of year	19,983,836,378	15,903,873,947
End of year	$18,119,837,559	$19,983,836,378
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	111,132,546	166,562,201
Shares issued to shareholders upon reinvestment of dividends and distributions	30,821,683	20,174,529
Shares of Capital Stock repurchased	(150,701,016)	(77,072,782)
Change in Capital Stock outstanding	(8,746,787)	109,663,948

*  Net of redemption fees of $1,973,970 and $2,357,896 for the year ended December 31, 2015 and year ended December 31, 2014, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,				Nine Months Ended December 31,	Year Ended March 31,
	2015	2014	2013	2012	2011	2011
Per share operating performance:
Net asset value at beginning of year	$33.74	$32.96	$29.29	$26.78	$27.98	$25.88
Income from investment operations:
Net investment income*	$0.18	$0.25	$0.14	$0.12	$0.20	$0.31
Net realized and unrealized gain (loss) on investment securities	(0.89)	1.94	6.02	2.63	(0.58)	2.75
Total from investment operations	$(0.71)	$2.19	$6.16	$2.75	$(0.38)	$3.06
Less distributions:
Dividends from net investment income	$(0.31)	$(0.31)	$(0.21)	$(0.12)	$(0.31)	$(0.32)
Distributions from net realized capital gains	(1.66)	(1.10)	(2.28)	(0.12)	(0.51)	(0.64)
Total distributions	$(1.97)	$(1.41)	$(2.49)	$(0.24)	$(0.82)	$(0.96)
Redemption fees	— **	— **	— **	— **	— **	— **
Net asset value at end of year	$31.06	$33.74	$32.96	$29.29	$26.78	$27.98
Total investment return	(2.06)%	6.64%	21.95%	10.33%	(1.36)%	12.22%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$18,119,838	$19,983,836	$15,903,874	$9,916,697	$7,478,531	$6,032,766
Ratio expenses to average net assets	1.11%‡	1.20%‡	1.23%‡	1.26%‡	1.25%†‡	1.28%‡
Ratio of net investment income (loss) to average net assets	0.53%	0.45%	0.34%	0.62%	0.89%†	0.87%
Portfolio turnover rate	48%	31%	22%	26%	32%†	20%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

†  Annualized

‡  For the periods ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011, and March 31, 2011, the expense ratio includes short sale dividend expense equal to 0.02%, 0.05%, 0.09%, 0.10%, 0.07%†, and 0.12% of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2015

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $10,334,909,228 for the year ended December 31, 2015. The proceeds and cost of securities sold resulting in net realized gains of $1,157,937,824 aggregated $8,239,310,270 and $7,081,372,446, respectively, for the year ended December 31, 2015. Realized gains or losses are based on the specific identification method.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2015:

Undistributed Ordinary Income	$2,394,121
Undistributed Net Realized Gains	128,877,699
Unrealized Appreciation	1,556,299,643

The tax status of distributions paid during the fiscal years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Dividends from ordinary income	$164,771,759	$170,331,263
Distributions from long-term capital gains	930,047,211	626,096,909

The cost of investment securities held at December 31, 2015, was $16,307,579,125 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2015, for federal income tax purposes was $2,285,608,579 and $667,764,395, respectively resulting in net unrealized appreciation of $1,617,844,184. As of and during the year ended December 31, 2015, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2012 or by state tax authorities for years ended on or before December 31, 2011.

During the year ended December 31, 2015, the Fund reclassified $74,537,200 from Accumulated Net Realized Gain to Accumulated Net Investment Income to align financial reporting with tax reporting. These permanent differences are primarily due to differing book and tax treatment of foreign currency gains and losses, market premium and discount of securities, distribution re-designations, and partnership adjustments. Net assets were not affected by these reclassifications.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition to the advisory fee, under a separate Agreement, the Fund previously paid the Adviser monthly for providing certain financial and administrative services to the Fund calculated at the annual rate of 0.1% of the Fund's average daily net assets. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this Agreement with the Adviser.

For the year ended December 31, 2015, the Fund paid aggregate fees and expenses of $259,935 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2015, the Fund collected $1,973,970 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2015: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Infrastructure Software	$1,392,364,598	—	—	$1,392,364,598
Aircraft & Parts	725,722,203	$234,433,496	—	960,155,699
Diversified Banks	797,370,506	—	—	797,370,506
Insurance Brokers	611,059,072	—	—	611,059,072
P&C Insurance	493,829,634	—	—	493,829,634
Advertising & Marketing	209,208,048	266,094,568	—	475,302,616
Base Metals	464,661,973	—	—	464,661,973
Internet Media	452,506,284	—	—	452,506,284
Entertainment Content	—	446,797,934	—	446,797,934
Electrical Components	419,094,057	—	—	419,094,057
Communications Equipment	395,923,159	—	—	395,923,159
Semiconductor Devices	340,693,314	—	—	340,693,314
Electrical Power Equipment	331,134,779	—	—	331,134,779
Household Products	187,638,271	122,379,927	—	310,018,198
Beverages	129,428,375	170,259,351	—	299,687,726
Life Science Equipment	232,375,833	—	—	232,375,833
Investment Companies	—	228,521,282	—	228,521,282
Commercial Finance	210,810,970	—	—	210,810,970
Exploration & Production	209,773,547	—	—	209,773,547
Consumer Finance	184,057,815	—	—	184,057,815
Containers & Packaging	163,915,755	—	—	163,915,755
Food & Drug Stores	39,282,002	66,863,448	$55,038,622	161,184,072
Integrated Oils	19,852,131	94,289,531	—	114,141,662
Reinsurance	128,924,007	—	—	128,924,007
Oil & Gas Services & Equipment	99,603,423	—	—	99,603,423
Casinos & Gaming	—	68,821,040	—	68,821,040

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Marine Shipping	—	—	$64,501,915	$64,501,915
Packaged Food	—	$61,389,143	—	61,389,143
Automotive Retailers	—	58,626,854	—	58,626,854
Construction & Mining Machinery	$31,722,473	—	—	31,722,473
Banks	—	29,179,310	—	29,179,310
Other Common Stocks	504,722,369	—	—	504,722,369
Limited Partnerships	—	—	52,251,188	52,251,188
Preferred Stock
Integrated Oils	—	23,801,782	—	23,801,782
Banks	—	21,365,228	—	21,365,228
Asset-Backed Securities	—	—	74,766,913	74,766,913
Other	—	145,620,308	115,114,763	260,735,071
Corporate Bonds & Notes	—	498,152,700	—	498,152,700
Convertible Bonds	—	48,786,142	—	48,786,142
U.S. Treasuries	—	6,177,519,110	—	6,177,519,110
Short-Term Investments	—	186,103,234	—	186,103,234
	$8,775,674,598	$8,949,004,388	$361,673,401	$18,086,352,387
Currency Options (currency risk)	—	$25,174,156	—	$25,174,156
Forward Foreign Currency Contracts (currency risk) Receivable	—	499,088	—	499,088
	—	$25,673,244	—	$25,673,244
Common Stock Sold Short	$(154,363,785)	$(496,853,068)	—	$(651,216,853)

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2015:

Investment	Beginning Value at December 31, 2014	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In(Out)	Ending Value at December 31, 2015	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2015
Common Stocks — Long	$60,568,815	$(13,275,331)	$72,247,053	—	—	$119,540,537	$5,521,268
Limited Partnership	121,653,263	4,516,928	1,909,954	$(75,828,957)	—	52,251,188	2,093,998
Asset-Backed Securities	78,116,888	— **	38,113,242	(41,463,217)	—	74,766,913	—	**
Other Asset-Backed Securities	119,588,499	5,151,008	18,800,000	(28,424,744)	—	115,114,763	(334,558)
Corporate Bank Debt	137,397	(775,077)	637,680	— **	—	—	—
	$380,064,862	$(4,382,472)	$131,707,929	$(145,716,918)	—	$361,673,401	$7,280,708

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

**  Rounds to less than $1.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were transfers of $1,395,969,826 from Level 1 to Level 2 during the year ended December 31, 2015. The transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2015, were due to changes in valuation of international equity securities from the exchange closing

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

price to the fair value price. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of December 31, 2015:

Financial Assets	Fair Value at December 31, 2015	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stocks — Long	$55,038,622	Restricted Assets*	Quote/Price	$6.75
	$64,501,915	NAV adjusted to Fair Value**	N/A	$56.27
Limited Partnerships	$39,719,120	NAV as Practical Expedient***	N/A	$113.48
	$12,532,068	NAV as Practical Expedient***	N/A	$104.43
Asset-Backed Securities	$74,766,913	Most Recent Capitlization (Funding)****	Private Financing	$100.00
Other Asset-Backed Securities	$31,648,762	Methods of Comparables/Consensus Pricing*****	Quotes/Prices	$43.38-$72.96
			Discount	0.0%-18.9% (2.8%)
	$83,466,001	Most Recent Capitlization (Funding)****	Private Financing	$100.00

*  The fair value of the investment is measured on the basis of the quoted price for an otherwise identical unrestricted instrument that trades in a public market, adjusted to reflect the effect of the restriction.

**  The NAV provided by the administrator of the LLC reported assets at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying collateral and adjusts the NAV based on the difference between the two values.

***  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

****  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

*****  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the year ended December 31, 2015 the proceeds from forward foreign currency contracts opened for the Fund were $522,270,718 and the contracts closed or settled was $726,341,959.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

At December 31, 2015 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital, as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at December 31, 2015	Unrealized Appreciation
Euro	€118,300,000	3/23/16	$129,317,871	$499,088

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2015:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company:
Repurchase Agreement	$49,131,000	$49,131,000	**	—	—
Barclays Capital:
Forward foreign currency contracts Receivable	$499,088	—		—	$499,088
Put Options Purchased	$25,174,156	—		—	$25,174,156

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $50,117,200 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 10 — Commitments

At December 31, 2015, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
RELP-8 — 10% 2017	$5,284,821
RELP-9 — 9% 2017	4,102,114
RELP-10 — 9.5% 2017	6,220,639
RELP-11 — 10% 2018	17,047,256
$32,654,830

NOTE 11 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2015, appear below:

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income Earned During the Year	Change in Unrealized Appreciation (Depreciation) for the Year	Realized Gains (Losses) for the Year	Fair Value at End of Year
Esterline Technologies Corp.	—	2,765,260	—	2,765,260	—	$(16,530,491)	—	$223,986,060
Meggitt plc (Britain)	29,396,901	13,063,259	—	42,460,160	$6,765,206	88,260,401	—	234,433,496
Owens-llinois, Inc.	6,284,400	3,125,230	—	9,409,630	—	(73,944,884)	—	163,915,755
Sound Holding FP*	1,146,250	—	—	1,146,250	—	8,375,122	—	64,501,915
					$6,765,206	$6,160,148	—	$686,837,226

*  The Fund made additional investments in Sound Holding FP, totaling, $14,354,577, during the year ended December 31, 2015.

FPA CRESCENT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund, a series of FPA Funds Trust, (the "Fund"), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 19, 2016

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 10, 2015, the trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2016, on the recommendation of the Independent Trustees, who met in executive session on August 10, 2015 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio managers, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund's Vice President and portfolio manager, Steven Romick, who has managed the Fund since its inception in 1993, Brian A. Selmo, who joined the Adviser in 2008 and has served as portfolio manager since 2013, Mark Landecker, who joined the Adviser in 2009 and has served as portfolio manager since 2013, Ravi R. Mehra, who joined the Adviser in 2010, Christopher B. Lozano, who joined the Adviser in 2011, Andrew August, who joined the Adviser in 2012, , Gregory M. Crouch, who joined the Adviser in 2012, Sean M. Korduner, who joined the Adviser in 2013, Byron Sun who joined the Adviser in 2015, and Anh-Tuan Bui who joined the Adviser in 2015. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of flexible (domestic and international) funds selected by Broadridge (the "Peer Group"). The Board and the Independent Trustees considered the Adviser's representation that the Fund's investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management effort on the part of the Adviser. The Board and the Independent Trustees also considered the Adviser's representation that no other Broadridge category or peer grouping adequately represents the breadth and style of investing performed by the Fund's portfolio managers on behalf of the Fund (as a report previously prepared for the Board by an independent consultant had concluded). The Board and the Independent Trustees considered FPA's representation that the Fund's size did not impede its ability to manage the Fund. The Board and the Independent Trustees noted the Fund's strong long-term investment performance and low volatility of returns when compared to the Peer Group and concluded that the Fund's investment performance has been strong. The Board and the Independent Trustees noted the Fund outperformed its Peer Group for the one-, three-, five- and 10-year period ending March 31, 2015 and the Fund's benchmark, S&P 500 Index, for the 10-year period ending June 30, 2015. They also noted that Morningstar has continued to give the Fund a "Gold" Analyst Rating. In addition, they considered a comparison of the Fund's performance to that of hedge funds managed by the Adviser in a similar style. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued

and total expense levels. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked towards the higher end of those of the Peer Group. They considered the Adviser's representation that the Fund's broader investment strategy makes comparisons to the advisory fees of the funds in the Peer Group less relevant, noting the Adviser's representation that most of the funds in the Peer Group are traditional balanced funds with different investment objectives and strategies, generally encompassing bond components that traditionally have lower advisory fees. The Board and the Independent Trustees considered the fees charged by the Adviser for advising institutional accounts and hedge funds and for sub-advising other mutual funds and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the sub-advised funds, institutional accounts, and hedge funds. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. It was noted that the Financial Services Agreement with the Adviser was terminated as of March 23, 2015. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, overhead and trading costs with respect to the provision of investment advisory services. Although the Board was not provided with information relating to individuals' compensation levels or amounts, the Independent Trustees discussed with the Adviser the process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Trustees noted that the Fund has experienced increases in its net assets in recent years, they also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund's investments, as well as the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) increasing the lead portfolio management team to three and in maintaining a team of analysts, traders and other investment personnel who assist with the management of the Fund; (2) as well as investing in new

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued

compliance, operations, and administrative personnel; (3) in information technology, portfolio accounting and trading systems; and (4) in office space, each of which enhances the quality of services provided to the Fund. The Board and Independent Trustees also considered the Adviser's representation that it would continue making such investments to maintain and increase the level and quality of services that it provides to the Fund. The Board and the Independent Trustees also considered that the Adviser had foregone the reimbursement for providing financial services that it had previously received from the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that the Fund had limited capacity to grow or that it otherwise would benefit fund shareholders, as well as steps that the Adviser had taken to slow the asset growth of the Fund.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio managers and portfolio management team, which has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2016.

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2015
(unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2015	$1,000.00	$1,000.00
Ending Account Value December 31, 2015	$979.40	$1,013.73

*  Expenses are equal to the Fund's annualized expense ratio of 2.28%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2015 (184/365 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(unaudited)

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick — (75)†	Trustee and Chairman* Years Served: 4	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson — (66)†	Trustee* Years Served: <1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Thomas P. Merrick — (78)†	Trustee* Years Served: 5	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. — (70)†	Trustee* Years Served: 12	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano — (72)†	Trustee* Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell — (72)†	Trustee* Years Served: 8	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Steven Romick — (52)	Trustee,* Vice President & Portfolio Manager Years Served: 21	Managing Partner of the Adviser.	2
Mark Landecker — (38)	Vice President & Portfolio Manager Years Served: 2	Partner of the Adviser.
Brian Selmo — (36)	Vice President & Portfolio Manager Years Served: 2	Partner of the Adviser.
J. Richard Atwood — (55)	President Years Served: 12	Managing Partner of the Adviser.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

Continued

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Leora R. Weiner — (44)	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

Francine S. Hayes — (48)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company.
E. Lake Setzler — (48)	Treasurer Years Served: 8	Senior Vice President and Controller of the Adviser.
Michael P. Gomez — (30)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11601 Wilshire Blvd,. Suite 1200, Los Angeles, CA 90025.

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

December 31, 2015

FPA International Value Fund

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

"Our focus is rather on the investment opportunities that angry headlines usually surface. (...) Cheap business value is a rare commodity. It warrants a certain tolerance for (...) dislocation. If it weren't for the dislocation, the value wouldn't be there for the plucking in such profusion."

Jim Grant

"It goes up by ten times but first it goes down by half. (...) This isn't the sort of ride most investors enjoy but it was (...) the essence of value investing (...) to disagree loudly with popular sentiment".

Michael Lewis

Dear fellow shareholders,

This quarter was pure madness. Our Fund returned a negative 2.2% (in U.S. currency), compared to a positive 3.2% in the MSCI All Country World Index's (ex-U.S.) (Net) (the "Index"). This means we gave back the circa 500 bps of outperformance we had accumulated by September 30th in these past three months, and more than half of that in the last two weeks of the year alone. As a result, the Fund ended 2015 down 6.3% vs. 5.7% for the Index.

This painful year-end was primarily a function of intensified pressure on the share prices of some of our large and increasing holdings, which continue to experience challenging operating conditions and suffer from negative market sentiment. They include Countrywide and LSL, each with exposure to the UK real estate market, Prada with exposure to China and luxury goods, Fenner and ALS with exposure to mining, Fugro with exposure to oil, and Aggreko with exposure to power and emerging markets.

These are the cheap stocks that our value discipline entices us to own, although they do not help short-term returns in the current environment. It is not the first time we have been faced with this situation, and we think we know how it goes from here. We understand the institutional imperative to 'play' more favorable stocks. However, we cannot force ourselves to continue owning, let alone buying companies, however compelling their businesses might be, whose multiples and profit growth expectations expand as their share prices continue to rise speculatively in our view. As we sell down such names, maintain a large cash position, and increase exposure to hard-hit companies, pressure on short-term performance intensifies.

In accordance with our long-term approach, we look five years out when placing new trades, and thus would encourage shareholders to evaluate the Fund's performance over a multi-year, full-cycle period. For reference, the Fund has appreciated by an annualized return of 5.8% net and 7.2% gross from its launch on December 1st, 2011 through December 31, 2015, as compared to a 4.5% return for the Index. This is with cash having averaged close to 35% of the portfolio, as well as the effective redeployment towards hard-hit businesses. One also needs to consider the impact of the broad-based deterioration of currencies against the U.S. dollar. As a reminder, our approach to currency hedging only covers dollars at the cost of investment and thus doesn't allow us to safeguard the potential upside of our investments. Nor does it allow us to capture incremental returns that could be gained from currency fluctuations.

What this means is that the newer investments, albeit so far detrimental to returns, have not come at the expense of long-term alpha while we constructed a portfolio of attractive value opportunities, much like we had a few years back. We started at the Fund's inception with a heavily discounted portfolio, and now once again own a selection of attractively-priced businesses, albeit different in nature, rather than winners at the tail end of a cycle. Fundamentally, what we've done is sold down holdings that had reached fair value and redeployed capital towards cheap stocks. We remain believers that longer-term, this is the way to create wealth.

1

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

Looking at where we stand in the market today, such value discipline seems warranted. While the prevailing views may be that prices have come down, we find that there hasn't been much of a correction. We attribute this misperception to currency movements, and to high dispersion in market price progression. First, the rise of the dollar has more than offset the increase in prices of international equities in the past two years. A euro-denominated asset delivering a 13% negative return in U.S. dollar terms went up 10% in euro terms (from an already high point) over the period. As such, opportunities to invest at significant discounts to fair value haven't expanded. The purchasing power of cash in the meantime has increased, and it can now be used to buy cheap assets in depressed currencies. Second, while many of the companies we track (yet do not own, or do not own anymore) have seen continued increases in their share prices, specific geographies and sectors have experienced big price dislocations, causing the overall market to show weaker progression.

As mentioned above, these troubled waters are where we've seen opportunities to invest. To borrow an analogy from our colleague Robert Rodriguez, as the train moved over the cliff, we've traded places from the nicely going tail-end caboose to the engine hitting the river bed. We would imagine all the cars will follow. Things are unlikely to remain highly valued forever. Whether because of increased volatility, changes in monetary policies, or weaker than expected profit growth, prices of even the best companies do fall over from high ground. In fact, we suspect sustained low rates may prove unable to suspend the natural gravity of business cycles, and they leave governments powerless to act in the face of the next downturn. If prices do fall, and discounts widen to appropriate levels, we'll gladly return to owning our old favorite businesses.

With all that being said, we do want to highlight that, as we reflect on past efforts, and continuously look for ways to improve our approach, we are paying particular attention to how we manage the "fat belly" of the portfolio (i.e. holdings which no longer offer a 30%+ discount to intrinsic value1), choosing to consider alternatives that would optimize the upside opportunity there, without altering the overall balance and conviction of the Fund. We seek to improve our operating efficiency and build our team further, so that we can be in a position to deliver these improvements going forward.

Key performers

Our best performing holding this quarter was Hypermarcas. Based in Brazil, Hypermarcas is the second largest consumer goods company in the country (behind Unilever), and the third largest pharmaceutical company. As you may remember, Hypermarcas was the Fund's worst performing holding in the third quarter of the year. We had originally built the position in the third quarter of 2014, but substantially reduced our holding as the share price ran up to the end of the second quarter of 2015.

Subsequently, the business suffered from continued weakness in the domestic economy, including in its pharma division. Free cash flow generation lagged, and with added negative impact from currency, the balance sheet didn't improve as expected. We took advantage of the resulting short-term weakness in the stock price to buy back most of the shares we had previously sold. However, we did not fully reweight the position according to the widened discount to intrinsic value.

This was because we thought the company had departed from its stated strategy by chasing volumes at the expense of margins, rather than increasing focus on core activities, extracting efficiency gains, and generating free cash flow in order to reduce leverage. Consequently, we had placed the company under review for a potential exit.

1  Intrinsic Value — The actual value of a company or an asset based on an underlying perception of its true value including all aspects of the business, in terms of both tangible and intangible factors. This value may or may not be the same as the current market value and thus if it is less it is at a discount.

2

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

In the fourth quarter, however, management provided us with a demonstration of their unaltered strategic focus and financial discipline. The company announced that it had sold its beauty products business to Coty for R$3.8bn. The sale will materially improve the company's positioning, will effectively free the balance sheet of debt, and was done at an attractive price. It also provides an opportunity to utilize some of Hypermarcas' valuable tax credits. As a result, the deal strongly reinforced our conviction in this management team, and in the group's attractive prospects. While we are mindful to have our holding reflect the relative discount to fair value the stock offers following its recent increase in price, we remain interested in being long-term owners of Hypermarcas, with the appropriate margin of safety2.

Our worst performing holding was Spotless. As we have warned on several occasions in the past, this doesn't mean we owned the stock throughout the quarter. In this instance, we invested in the company following the sharp correction in its share price. Based in Australia, Spotless is the country's dominant provider of food catering and facility management services. The group is also a leading provider of laundry services. The business is similar to a Compass or a Sodexo on the food and facility management side (both companies which we have an history with, and which are on our "Best of Breed" list), or to an Aramark in the US.

Spotless went back to being a listed company in 2014, after less than two years of private equity ownership. During that period, management shed non-core businesses and international activities, while dramatically improving operating efficiency. Returns on capital almost tripled as a result. As free cash flow turned positive, the group went back to its historical roll-up strategy and completed multiple acquisitions. The business also experienced significant growth in the last couple of years, which all together helped boost its share price from A$1.6 at the time of the initial public offering to A$2.4 at its most recent peak.

Back in August, Spotless announced the appointment of CEO Martin Sheppard, formerly a partner with accounting firm KPMG, who formally stepped into the role in December along with CFO Nigel Chadwick. The same month, the group warned on write-downs and other one-off charges, less favorable than expected market conditions, and integration challenges following the recent acquisitions. Management also advised greater caution on the business outlook. There is a general history of such service businesses re-rating hard, in particular following a change in ownership and/or management, and more recently, there were local instances of recently floated private equity owned companies disappointing. This caused the stock to fall by over 40% from A$2.2 to A$1.3 in a day. It subsequently fell below A$1.1.

The correction came after we had an on-site meeting with management on a recent trip to Australia, and we promptly took advantage of the extreme price weakness to build a position. We think Spotless is a high quality business, with a credible management team and acceptable financial leverage in light of the free cash flow that the business generates. While we expect short-term challenges and further negative normalization in operating performance post-private equity ownership, we think the acquisitions, while challenging, will eventually prove successful, and that the economics of the business will remain compelling long-term. We think the stock is currently excessively discounted, notwithstanding the weak currency, and view Spotless as a prime asset which could be attractive to other industry participants.

2  Margin of safety — Buying with a "margin of safety," a phrase popularized by Benjamin Graham and Warren Buffet, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

3

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

Portfolio activity

Other than Spotless and another undisclosed holding, we did not make any new additions to the portfolio this quarter. While we continued to reduce our exposure to some of our holdings whose stock prices have come up, we did not entirely exit any position either.

Portfolio profile

While continued weakness in core holdings and the addition of two new names mechanically caused our cash exposure to further decline this quarter, we were somewhat underweight cash at the end of the period. Our cash weighting should have been in the low to mid-20% range, and we will seek to adjust back to these levels promptly. This also means that several of our holdings were not quite weighted as they should, and again will require some rebalancing based on relative discounts to intrinsic value and cash exposure. As things stood at the time of this report, however, our portfolio remained relatively concentrated, with the top 10 holdings accounting for about 50% of the Fund's assets, and the top 5 for close to 30%. At December 31st, the weighted average discount to intrinsic value of our holdings was close to 40%, up from approximately 37% at the end of the third quarter. While this is the highest level since inception, it's important to note that it reflects the fact that our holdings are heavily discounted, and offer asymmetric value opportunities, rather than the greater attractiveness of the broader opportunity set.

Overall, the general profile of the portfolio has remained relatively unchanged, with a reasonable balance in terms of market capitalizations, even though we find that smaller, overlooked companies tend to be the ones still offering compelling discounts in the current market environment. We do not consider this in itself to be very meaningful, however, since our approach is agnostic to size, as it is to geography or sectors.

The main geographical exposures of the portfolio were also broadly similar to what they were at the end of the third quarter, with large exposure to companies based in Europe, and no exposure to Japan. Not only does it appear increasingly clear that Abenomics is in fact failing to deliver the expected results, as the country falls back into recession, but a recent extended trip we took to the region confirmed our worst fears for many Japanese companies. While financial discipline remains generally weak, managers now feel more empowered to aggressively pursue acquisitions. This often translates into significant value destruction for shareholders. It also means good businesses can find themselves durably tied to far lower quality ones, thereby often creating on-going value destruction, and possibly making them unattractive.

While exposure to Europe remains preponderant, as it has been since the inception of the Fund, the region continues to come down in weight overall in the portfolio. Areas of more recent increased exposure, on the other hand, are emerging markets, Brazil in particular, along with Australia, which increasingly suffers from a combination of slowdown in economic growth in the greater Asia Pacific region, mostly driven by China, and high exposure to commodities, mining in particular, which are currently going through a severe, prolonged down-cycle.

From a sector standpoint, the portfolio remained largely geared towards Industrials. While we think that the cycle may be about to turn, we would note that our individual holdings have underlying exposure to segments which have already experienced a sharp correction, as discussed further below. We still have no investments in banks, with Financials exposure only reflecting our holdings in LSL and Countrywide. We remain skeptical of banks' business models, and note that questions are now being raised as to their ability to capture any expansion in net interest margins as rates rise due to the imposition of new regulatory requirements. Our weight towards Healthcare is also somewhat misleading, since it only reflects our investment in Ansell, which is primarily an industrial and consumer goods-driven business.

4

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

Similarly, our exposure to Energy only includes our holdings in Fugro and Shawcor, the latter being more a provider of industrial solutions than an energy company. However, several of our holdings which are not classified as such under GICS3, but have material underlying exposure to energy and the broader commodity market, have seen their total portfolio contribution increase in recent months, as we've taken advantage of the massive downturn and subsequent extreme price dislocations in this area of the market.

Back when we launched the Fund, we would have never imagined having such exposure to emerging markets and/or such businesses, because the cycle was so strong and the multiples so high, although we remember using this very possibility as an example of what the portfolio could look like if these areas were the only places where we were able to find value. With other segments of the markets, and certainly other portfolio candidates, having continued to experience increases in share prices in local currencies since our peak cash of the second quarter 2014, this is where the asymmetry in value opportunities has been.

Our exposure is to niche service or equipment businesses that are well positioned in the value chain, competitively advantaged, with acceptable levels of debt, direct exposure to volumes rather than prices of the underlying commodities, and in some cases, hedges to other markets. Of course, none of this matters when an industry experiences such a dramatic downturn, which is what creates the opportunity to invest at cheap prices. We've been mindful of what our bottom-up approach dictates in terms of underlying exposure to a specific sector, but it's possible we could continue to hold large investments in this area if the opportunity set doesn't open up again, and/or if the prices of these assets remain highly depressed.

Beyond Industrials and Energy, the Fund is still fairly broadly invested, while geared toward businesses which are cash-generative and not very capital-intensive. These primarily include service businesses and consumer goods companies. We also continue to have meaningful investments in ERP software providers, which account for the vast majority of our sizeable exposure to Information Technology.

Cyclical impacts

We would highlight that our investment in Fugro stands out in that respect. While we've invested, as is typical for us, in companies faced with negative sentiment and declining share prices, that was not the case for Fugro. Our thesis here was based on a change in management, strategy, and subsequent improvements in operations. While we were correct on that front, we were blind-sided and severely hit by the sudden and sharp fall in oil prices. As a result, the intrinsic value of the business was impaired by more than 35%, recognizing that the value may increase if oil prices recover, even partially.

The fall in oil prices also impacted Fenner, although the fair value of the business hasn't been impaired by more than 10%. With the dramatic decline in the company's share price, Fenner is a quintessential value play. As one would expect, it is also an uneasy place to be. To borrow Mike Burry's colorful analogy: "No matter how well my needs are met, I doubt I'll ever brag about it. The 'creep' factor is off the charts".

There are only two other main portfolio holdings where value has been impaired by 20% or more: Aggreko and Prada. The adjustment to Aggreko's value was primarily a function of new management, which took a drastically different approach to the business and the type of returns it should be expected to deliver. Prada's adjustment was a function of greater short-term weakness in demand than expected, along with management's unwillingness to taper investments in operations in the face of the slowdown. In both instances, however, the declines in the company's respective share prices far exceeded the value impairments, thus warranting incremental purchases.

3  Global Industry Classification Standard

5

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

In general, we believe we do a better job than the market at seeing through future business developments, in particular a few years out. While we're often directionally right, it is not uncommon for us to misjudge the precise timing and/or amplitude of a downturn in activity, which can lead to revising estimates. It's important to realize, however, that even a few years of depressed profits have limited impact on value, which is based on the long-term cash flows of the business. As such, we've not seen large impairments to the values of our other cyclical names. Short-term prices, on the other hand, tend to react widely to disappointing short-term performance, which is what creates opportunities for us as value investors.

This is in part why we are so disciplined and so demanding with the margin of safety we require when making a new investment, as we recognize not only that we could be proven wrong on some of the underlying assumptions we used to assess intrinsic value, but also that we could be blind-sided by such things as an industry sea change, or a change in management and strategic approach.

Lastly, we would point out that in the same way that fair values can be revised down, they can be adjusted up. In fact, value has been increased by more than 20% for five of our long standing holdings. This also further illustrates the asymmetry in value opportunities that we see in the current environment, and that our portfolio seeks to capture.

Prospect

As past readers will have likely noticed, we have shied away from making macro-economic comments in more recent commentaries. We had given in to the required exercise in the past, but simply do not think we as pure bottom-up investors provide much valuable incremental insight on these topics. In lieu of such comments however, we would offer the following excerpts from a September Financial Times article4:

"The total number of giant deals this year has climbed to 47 — one short of the record in 2006, just before the financial crisis. (...) Data from Dealogic show that sustained deal-making cycles from 1997 to 2000 and from 2005 to 2008 were followed by sharp stock market falls (...). Now, chief executives have entered into a cycle of excess. Bidders are paying an average multiple 12 times earnings — already surpassing the highs of the dotcom boom (...). Debt to finance these deals has swelled to a record high of $290bn, which is almost triple the level for the same period last year".

Given current prices, we think that owning cash and hated cheap stocks of cyclically challenged businesses is the disciplined thing to do in this environment. As we mentioned in recent commentaries, we are increasingly of the view that there are no levers left to pull to support valuations, and that operating profit expectations are likely to be challenged as we move further into the economic cycle, as growth becomes harder to come by, and few opportunities to improve margins and returns (or play financial engineering tricks) remain. We believe we could soon be presented with the opportunity to deploy more capital in a way that is consistent with our long standing investment approach.

As always, we thank you for your confidence and look forward to continue serving your interests as shareholders of the FPA International Value Fund.

4  Megadeals for 2015 hit record high September 18, 2015

6

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

Respectfully submitted,

Pierre O. Py
Portfolio Manager

December 31, 2015

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

7

FPA INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA International Value Fund vs. MSCI ACWI ex-USA Index for the Period December 1, 2011 to December 31, 2015

The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 15 and 19. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

8

FPA INTERNATIONAL VALUE FUND
PORTFOLIO SUMMARY

December 31, 2015

Common Stocks		80.9%
Real Estate Services	10.1%
Flow Control Equipment	8.0%
Construction & Mining Machinery	7.9%
Courier Services	5.9%
Oil & Gas Services & Equipment	5.9%
Apparel, Footwear & Acc Design	5.3%
Infrastructure Software	4.3%
Other Common Stocks	4.3%
Other Commercial Services	4.2%
Industrial Distribution & Rental	4.2%
Building Maintenance Services	3.5%
Application Software	3.3%
Security Services	2.9%
Rubber & Plastic	2.7%
Professional Services	1.8%
Packaged Food	1.3%
Semiconductor Manufacturing	0.9%
Beverages	0.9%
Specialty Pharma	0.8%
Agricultural Chemicals	0.8%
Food Services	0.8%
Containers & Packaging	0.5%
Advertising & Marketing	0.3%
Iron & Steel Foundry	0.3%
Bonds & Debentures		8.7%
Short-term Investments		6.4%
Other Assets And Liabilities, Net		4.0%
Net Assets		100.0%

9

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS

December 31, 2015

COMMON STOCKS	Shares	Fair Value
REAL ESTATE SERVICES — 10.1%
Countrywide plc (Britain)	2,239,248	$13,178,484
LSL Property Services plc (Britain)	3,747,062	15,743,169
		$28,921,653
FLOW CONTROL EQUIPMENT — 8.0%
KSB AG (Preference Shares) (Germany)	36,583	$14,733,784
Sulzer AG (Switzerland)	88,410	8,309,970
		$23,043,754
CONSTRUCTION & MINING MACHINERY — 7.9%
Fenner plc (Britain)§	10,708,089	$22,570,251
COURIER SERVICES — 5.9%
TNT Express NV (Netherlands)	2,004,596	$16,956,537
OIL & GAS SERVICES & EQUIPMENT — 5.9%
Fugro NV (CVA) (Netherlands)*	847,403	$13,899,145
ShawCor, Ltd. (Canada)	149,400	3,030,757
		$16,929,902
APPAREL, FOOTWEAR & ACC DESIGN — 5.3%
adidas AG (Germany)	15,500	$1,504,415
Prada SpA (Italy)	4,387,600	13,643,932
		$15,148,347
INFRASTRUCTURE SOFTWARE — 4.3%
Atea ASA (Norway)	290,014	$2,395,261
Oracle Corporation	274,100	10,012,873
		$12,408,134
OTHER COMMERCIAL SERVICES — 4.2%
ALS, Ltd. (Australia)	4,445,805	$12,099,179
INDUSTRIAL DISTRIBUTION & RENTAL — 4.2%
Aggreko plc (Britain)	895,886	$12,060,158
BUILDING MAINTENANCE SERVICES — 3.5%
Spotless Group Holdings Ltd. (Australia)	12,839,070	$10,059,968

10

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

COMMON STOCKS — Continued	Shares	Fair Value
APPLICATION SOFTWARE — 3.3%
SAP SE (Germany)	29,794	$2,364,247
TOTVS SA (Brazil)	904,100	7,070,997
		$9,435,244
SECURITY SERVICES — 2.9%
G4S plc (Britain)	2,520,827	$8,373,650
RUBBER & PLASTIC — 2.7%
Ansell Ltd. (Australia)	500,000	$7,748,600
PROFESSIONAL SERVICES — 1.8%
Michael Page International plc (Britain)	713,035	$5,094,165
PACKAGED FOOD — 1.3%
Danone SA (France)	55,361	$3,740,935
SEMICONDUCTOR MANUFACTURING — 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Taiwan)	110,700	$2,518,425
BEVERAGES — 0.9%
Diageo plc (Britain)	91,879	$2,509,007
SPECIALTY PHARMA — 0.8%
Hypermarcas SA (Brazil)*	437,650	$2,389,910
AGRICULTURAL CHEMICALS — 0.8%
Incitec Pivot Ltd. (Australia)	792,129	$2,263,457
FOOD SERVICES — 0.8%
Sodexo SA (France)	22,758	$2,223,386
CONTAINERS & PACKAGING — 0.5%
Brambles, Ltd. (Australia)	187,158	$1,567,429
ADVERTISING & MARKETING — 0.3%
Publicis Groupe SA (France)	13,060	$868,429

11

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
IRON & STEEL FOUNDRY — 0.3%
Vesuvius plc (Britain)	165,614	$815,490
OTHER COMMON STOCKS — 4.3%		$12,399,042
TOTAL COMMON STOCKS — 80.9% (Cost $297,214,891)		$232,145,052
BONDS & DEBENTURES
U.S. TREASURY — 8.7%
U.S. Treasury Notes — 2.375% 3/31/2016 (Cost $25,270,508)	$25,000,000	$25,116,220
TOTAL INVESTMENT SECURITIES — 89.6% (Cost $322,485,399)		$257,261,272
SHORT-TERM INVESTMENTS — 6.4%
State Street Bank Repurchase Agreement — 0.03% 1/4/2016 (Dated 12/31/2015, repurchase price of $18,421,000, collateralized by $18,745,000 principal amount U.S. Treasury Note — 2.25% 2024, fair value $18,791,863)	$18,421,000	$18,421,000
TOTAL SHORT-TERM INVESTMENTS (Cost $18,421,000)		$18,421,000
TOTAL INVESTMENTS — 96.0% (Cost $340,906,399)		$275,682,272
Other Assets and Liabilities, net — 4.0%		11,433,551
NET ASSETS — 100.0%		$287,115,823

§  Affiliated Security.

*  Non-income producing security.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.
12

FPA INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

ASSETS
Investment securities — at fair value (identified cost $322,485,399)	$257,261,272
Short-term investments — at amortized cost (maturities 60 days or less)	18,421,000
Cash	775
Receivable for:
Investment securities sold	13,538,999
Dividends and interest	450,473
Capital Stock sold	186,790
Unrealized gain on forward foreign currency contracts	1,897,420
Unrealized gain on foreign currency contracts	9,311
Prepaid expenses and other assets	3,499
Total assets	291,769,539
LIABILITIES
Payable for:
Capital Stock repurchased	3,853,544
Advisory fees	287,704
Investment securities purchased	258,034
Accrued expenses and other liabilities	254,026
Unrealized loss on foreign currency contracts	408
Total liabilities	4,653,716
NET ASSETS	$287,115,823
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 24,927,476 outstanding shares	$378,336,023
Accumulated net realized loss on investments	(26,344,395)
Accumulated net investment loss	(1,533,335)
Unrealized depreciation of investments	(63,342,470)
NET ASSETS	$287,115,823
NET ASSET VALUE
Offering and redemption price per share	$11.52

See notes to financial statements.

13

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $320,373)	$7,671,993
Interest	358,732
Total investment income	8,030,725
EXPENSES
Advisory fees	4,692,055
Transfer agent fees and expenses	398,812
Filing fees	170,114
Trustees fees and expenses	108,185
Audit and tax services fees	96,683
Reports to shareholders	94,634
Custodian fees	70,851
Legal fees	62,406
Administrative services fees	18,887
Professional fees	15,642
Other	9,208
Total expenses	5,737,477
Net expenses	5,737,477
Net investment income	2,293,248
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(21,071,625)
Foreign currency transactions	12,503,345
Net change in unrealized appreciation (depreciation) of:
Investments	(17,426,851)
Translation of foreign currency denominated amounts	1,881,657
Net realized and unrealized loss	(24,113,474)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,820,226)

See notes to financial statements.

14

FPA INTERNATIONAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,293,248	$6,585,983
Net realized loss	(8,568,280)	(5,321,929)
Net change in unrealized depreciation	(15,545,194)	(61,800,344)
Net decrease in net assets resulting from operations	(21,820,226)	(60,536,290)
Distributions to shareholders from:
Net investment income	$(17,026,966)	$(6,420,698)
Net realized capital gains	—	(4,468,595)
Total distributions	(17,026,966)	(10,889,293)
Capital Stock transactions:
Proceeds from Capital Stock sold	132,415,887	464,155,793
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	14,749,558	9,846,630
Cost of Capital Stock repurchased	(289,203,240)*	(222,769,025)*
Net increase (decrease) from Capital Stock transactions	(142,037,795)	251,233,398
Total change in net assets	(180,884,987)	179,807,815
NET ASSETS
Beginning of year	468,000,810	288,192,995
End of year	$287,115,823	$468,000,810
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	10,105,639	32,394,375
Shares issued to shareholders upon reinvestment of dividends and distributions	1,193,429	707,408
Shares of Capital Stock repurchased	(22,731,324)	(16,688,014)
Change in Capital Stock outstanding	(11,432,256)	16,413,769

*  Net of redemption fees of $25,486 and $39,135 for the year ended December 31, 2015 and year ended December 31, 2014, respectively.

See notes to financial statements.

15

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,				For the Period December 1, 2011 to December 31,
	2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of year	$12.87	$14.45	$12.54	$10.11	$10.00
Income from investment operations:
Net investment income*	$0.07	$0.14	$0.10	$0.01	—	**
Net realized and unrealized gain (loss) on investment securities	(0.86)	(1.45)	2.13	2.41	$0.11
Total from investment operations	$(0.79)	$(1.31)	$2.23	$2.42	$0.11
Less distributions:
Dividends from net investment income	$(0.56)	$(0.16)	$(0.09)	—	—
Distributions from net realized capital gains	—	(0.11)	(0.23)	—	—
Total distributions	$(0.56)	$(0.27)	$(0.32)	—	—
Redemption fees	— **	— **	— **	$0.01	—	**
Net asset value at end of year	$11.52	$12.87	$14.45	$12.54	$10.11
Total investment return***	(6.34)%	(9.19)%	18.00%	24.04%	1.10%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$287,116	$468,001	$288,193	$41,407	$1,419
Ratio of expense to average net assets:
Before reimbursement from Adviser	1.25%	1.22%	1.26%	4.14%	16.64	%†
After reimbursement from Adviser	1.25%	1.22%	1.26%	1.35%	1.35	%†
Ratio of net investment income (loss) to average net assets:
Before reimbursement from Adviser	0.50%	1.28%	0.76%	(2.34)%	(15.90	)%†
After reimbursement from Adviser	0.50%	1.28%	0.76%	0.45%	(0.61	)%†
Portfolio turnover rate	39%	84%	44%	49%	0%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See notes to financial statements.

16

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2015

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for

17

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $121,973,374 for the year ended December 31, 2015. The proceeds and cost of securities sold resulting in net realized losses of $21,071,625 aggregated $190,755,004 and $211,826,629, respectively, for the year ended December 31, 2015. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

18

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2015:

Undistributed Ordinary Income	$372,987
Capital Loss Carryforward	(18,621,778)
Unrealized Depreciation	(72,971,410)

The tax status of distributions paid during the fiscal years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Dividends from ordinary income	$17,026,966	$9,480,200
Distributions from long-term capital gains	—	1,409,093

The cost of investment securities held at December 31, 2015, was $330,208,017 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2015, for federal income tax purposes was $7,413,666 and $80,360,411, respectively resulting in net unrealized depreciation of $72,946,745. As of and during the year ended December 31, 2015, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

As of December 31, 2015, the Fund has $5,022,918 of short-term capital loss carryforwards and $13,598,860 of long-term capital loss carryforwards which can be carried forward indefinitely.

During the year ended December 31, 2015, the Fund reclassified $12,503,345 from Accumulated Net Realized Gain to Accumulated Net Investment Income to align financial reporting with tax reporting. These permanent differences are primarily due to differing book and tax treatment of foreign currency gains and losses.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition to the advisory fee, under a separate Agreement, the Fund previously paid the Adviser monthly for providing certain financial and administrative services to the Fund calculated at the annual rate of 0.1% of the Fund's average daily net assets. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this Agreement with the Adviser. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2016.

For the year ended December 31, 2015, the Fund paid aggregate fees and expenses of $108,185 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

19

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2015, the Fund collected $25,486 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate Services	$15,743,169	$13,178,484	—	$28,921,653
Flow Control Equipment	14,733,784	8,309,970	—	23,043,754

20

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Construction & Mining Machinery	$—	$22,570,251	—	$22,570,251
Courier Services	—	16,956,537	—	16,956,537
Oil & Gas Services & Equipment	3,030,757	13,899,145	—	16,929,902
Apparel, Footwear & Acc Design	13,643,932	1,504,415	—	15,148,347
Infrastructure Software	10,012,873	2,395,261	—	12,408,134
Other Commercial Services	—	12,099,179	—	12,099,179
Industrial Distribution & Rental	—	12,060,158	—	12,060,158
Building Maintenance Services	—	10,059,968	—	10,059,968
Application Software	—	9,435,244	—	9,435,244
Security Services	—	8,373,650	—	8,373,650
Rubber & Plastic	—	7,748,600	—	7,748,600
Professional Services	—	5,094,165	—	5,094,165
Packaged Food	—	3,740,935	—	3,740,935
Semiconductor Manufacturing	2,518,425	—	—	2,518,425
Beverages	—	2,509,007	—	2,509,007
Specialty Pharma	—	2,389,910	—	2,389,910
Agricultural Chemicals	—	2,263,457	—	2,263,457
Food Services	—	2,223,386	—	2,223,386
Containers & Packaging	—	1,567,429	—	1,567,429
Advertising & Marketing	—	868,429	—	868,429
Iron & Steel Foundry	—	815,490	—	815,490
Other Common Stocks	—	12,399,042	—	12,399,042
U.S. Treasury	—	25,116,220	—	25,116,220
Short-Term Investment	—	18,421,000	—	18,421,000
	$59,682,940	$215,999,332	—	$275,682,272
Forward Foreign Currency Contracts (currency risk)
Receivable	—	$1,897,420	—	$1,897,420
	—	$1,897,420	—	$1,897,420

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were transfers of $172,462,112 from Level 1 to Level 2 during the year ended December 31, 2015. The transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2015, were due to changes in valuation of international equity securities from the exchange closing price to the fair value price.

21

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the year ended December 31, 2015 the proceeds from forward foreign currency contracts opened for the Fund were $92,460,608 and the contracts closed or settled was $110,771,577.

At December 31, 2015 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital as follows:

FOREIGN CURRENCY SOLD		Local Contract Amount	Settlement Date	Valuation at December 31, 2015	Unrealized Appreciation/ (Depreciation)
EUR		10,822,000	3/16/2016	$12,263,058	$481,158
EUR		23,867,000	6/15/2016	27,168,283	1,109,565
GBP		6,550,000	9/21/2016	9,973,292	306,697
	TOTAL			$49,404,633	$1,897,420

NOTE 8 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

22

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2015:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company:
Repurchase Agreement	$18,421,000	$18,421,000	**	—	—
Baryclays Capital:
Forward foreign currency contracts Receivable	$1,897,420	—		—	$1,897,420

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $18,791,863 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 9 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2015, appear below:

	Shares at Beginning of Year	Additions	Reductions	Shares at End of Year	Dividend Income Earned During the Year	Change in Unrealized Appreciation (Depreciation) for the Year	Realized Gains (Losses) for the Year	Fair Value at End of Year
Fenner plc	5,907,572	5,637,775	(837,258)	10,708,089	$1,405,950	$(7,804,106)	$(3,343,781)	$22,570,251
					$1,405,950	$(7,804,106)	$(3,343,781)	$22,570,251

23

FPA INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA INTERNATIONAL VALUE FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA International Value Fund, a series of FPA Funds Trust, (the "Fund"), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years then ended and for the period from December 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA International Value Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years then ended and for the period from December 1, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 19, 2016

24

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 10, 2015, the trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2016, on the recommendation of the Independent Trustees, who met in executive session on August 10, 2015 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio manager, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio manager, Pierre O. Py, who has managed the Fund since its inception in 2011, Victor Liu, who joined the Adviser in 2013, and Jason Dempsey, who joined the Adviser in 2013. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of international multi-cap core funds selected by Broadridge (the "Peer Group"). The Board and the Independent Trustees noted the Fund underperformed its Peer Group for the one-, three-year, and since inception periods ending March 31, 2015 but outperformed the Fund's benchmark, MSCI All Country World Ex US, since inception and for the three-year period ending June 30, 2015. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels, noting that the Adviser had extended its waiver of a portion of the Fund's advisory fee in order to maintain a maximum limit of the Fund's expense ratio, although the Fund's current expense ratio is below that limit. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked above the average of those of the Peer Group. The Board and the Independent Trustees considered the fees charged by the Adviser for advising institutional accounts and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the institutional accounts. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. It was noted that the Financial Services Agreement with the Adviser was terminated as of March 23, 2015. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory

25

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued (Unaudited)

services. Although the Board was not provided with information relating to individuals' compensation levels or amounts, the Independent Trustees discussed with the Adviser the process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. They noted that the Adviser did not start to earn a profit with respect to the Fund until 2013. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Trustees noted that the Fund has experienced increases in its net assets since inception, they also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the two analysts, traders and other investment personnel who assist with the management of the Fund; (2) as well as investing in new compliance, operations, and administrative personnel; (3) in information technology, portfolio accounting and trading systems; and (4) in office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Trustees also considered that the Adviser had foregone the reimbursement for providing financial services that it had previously received from the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

26

FPA INTERNATIONAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued (Unaudited)

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio manager and portfolio management team, which has produced outstanding returns since inception with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for a one-year period through September 30, 2016.

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2015 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2015	$1,000.00	$1,000.00
Ending Account Value December 31, 2015	$877.90	$1,018.64
Expenses Paid During Period*	$6.16	$6.62

*  Expenses are equal to the Fund's annualized expense ratio of 1.30%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2015 (184/365 days).

27

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (75)†	Trustee and Chairman* Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson – (66)†	Trustee* Years Served: <1	Consultant, ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007-2014.	7
Thomas P. Merrick – (78)†	Trustee* Years Served: 3	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. – (70)†	Trustee* Years Served: 3	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – (72)†	Trustee* Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (72)†	Trustee* Years Served: 3	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Steven Romick — (52)	Trustee* Years Served: 3	Managing Partner of the Adviser.	2
Pierre O. Py – (39)	Vice President & Portfolio Manager Years Served: 3	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
J. Richard Atwood – (55)	President Years Served: 3	Managing Partner of the Adviser.

28

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

Continued (Unaudited)

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

Francine S. Hayes – (48)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
E. Lake Setzler – (48)	Treasurer Years Served: 3	Senior Vice President and Controller of the Adviser.
Michael P. Gomez – (30)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11601 Wilshire Blvd,. Suite 1200, Los Angeles, CA 90025.

29

FPA INTERNATIONAL VALUE FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA INTERNATIONAL VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)	Not Applicable

(c)	The registrant amended the code of ethics during the period to update the list of covered officers and make other administrative changes.

(d)	During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)	Not Applicable

(f)	A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

FPA International Value Fund	2014	2015
(a) Audit Fees	$26,000	$39,500
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$8,160	$9,000
(d) All Other Fees	$-0-	$-0-

(1)	Tax fees are for the preparation of the Fund’s tax return(s).

FPA Crescent Fund	2014	2015
(a) Audit Fees	$52,912	$68,500
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$23,070	$15,900
(d) All Other Fees	$-0-	$-0-

(1)	Tax fees are for the preparation of the Fund’s tax return(s).

(e)(1)

The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)	the registrant’s independent auditors inform the audit committee of the engagement,

(ii)

the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)

the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 4, 2016

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 4, 2016